            As filed with the Securities and Exchange
                 Commission on October 31, 1996

                                                File No. 2-61564

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM N-1A
     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                   Pre-Effective Amendment No.
                Post-Effective Amendment No. 30              X

                             and/or


           REGISTRATION STATEMENT UNDER THE INVESTMENT
                      COMPANY ACT OF l940

                          Amendment No. 28                  X

                    ALLIANCE CAPITAL RESERVES
       (Exact Name of Registrant as Specified in Charter)
    1345 Avenue of the Americas, New York, New York     10105
         (Address of Principal Executive Office)    (Zip Code)

Registrant's Telephone Number, including Area Code:(800) 221-5672

                      EDMUND P. BERGAN, JR.
                Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                    New York, New York 10105
             (Name and address of agent for service)

It is proposed that this filing will become effective (Check appropriate line)
       X immediately upon filing pursuant to paragraph (b) on (date) pursuant to paragraph (b)
          60 days after filing pursuant to paragraph (a)(1) on (date) pursuant to paragraph (a)(1)
          75 days after filing pursuant to paragraph (a)(2) on (date) pursuant to paragraph (a)(2) of Rule 485.


Registrant has registered an indefinite number of shares of beneficial interest pursuant to Rule 24f-2 under the Investment
Company Act of 1940. Registrant's Rule 24f-2 notice for its fiscal year ended June 30, 1996 was filed on August 29, 1996.

                      CROSS REFERENCE SHEET
                  (as required by Rule 404(c))

N-1A Item No.                     Location in Prospectuses
                                  (Caption)

PART A

Item 1.  Cover Page                    Cover Page

Item 2.  Synopsis                      Expense Information

Item 3.  Financial Highlights          Financial Highlights

Item 4.  General Description           Investment Objectives
         of Registrant                 and Policies

Item 5.  Management of the Fund        Additional Information

Item 6.  Capital Stock and Other       Additional Information
         Securities

Item 7.  Purchase of Securities        Purchase and Redemption
         Being Offered                 of Shares; Additional
                                       Information

Item 8.  Redemption or Repurchase      Purchase and Redemption
                                       of Shares

Item 9.  Pending Legal Proceedings     Not Applicable


PART B
                                       Location in Statement
                                       Of Additional Information
                                       (Caption)

Item 10. Cover Page                    Cover Page

Item 11. Table of Contents             Cover Page

Item 12. General Information           Management; General
         and History                   Information

Item 13. Investment Objectives         Investment Objectives
         and Policies                  and Policies; Investment
                                       Restrictions

Item 14. Management of the Fund        Management

Item 15. Control Persons and           Management
         Principal Holders of
         Securities

Item 16. Investment Advisory and       Management
         Other Services

Item 17. Brokerage Allocation          General Information

Item 18. Capital Stock and Other       Daily Dividends -
         Securities                    Determination of Net
                                       Asset Value; General
                                       Information

Item 19. Purchase, Redemption and      Purchase and Redemption
         Pricing of Securities Being   of Shares; Daily
         Offered                       Dividends - Determination
                                       of Net Asset Value

Item 20. Tax Status                    Taxes

Item 21. Underwriters                  General Information

Item 22. Calculation of                General Information
         Performance Data

Item 23. Financial Statements          Financial Statements;
                                       Report of Independent
                                       Accountants

 --------------------------------------
          YIELD MESSAGES
 For current recorded yield informa-
 tion on Alliance Capital Reserves,
 call on a touch-tone telephone
 toll-free (800) 251-0539 and press
 the following sequence of
 keys: [_]1[_]#[_]1[_]#[_]3[_]9[_]#.
 For non-touch-tone telephones, call
 toll-free (800) 221-9513.
 --------------------------------------

  Alliance Capital Reserves (the
 "Fund") is a series of Alliance
 Capital Reserves, a diversified,
 open-end investment company. The
 Fund is a money market fund with
 investment objectives of safety,
 liquidity and income. This prospec-
 tus sets forth the information
 about the Fund that a prospective
 investor should know before invest-
 ing. Please retain it for future
 reference.

  An investment in the Fund is (i)
 neither insured nor guaranteed by
 the U.S. Government; (ii) not a de-
 posit or obligation of, or guaran-
 teed or endorsed by, any bank; and
 (iii) not federally insured by the
 Federal Deposit Insurance Corpora-
 tion, the Federal Reserve Board or
 any other agency. There can be no
 assurance that the Fund will be
 able to maintain a stable net asset
 value of $1.00 per share.

  A "Statement of Additional Infor-
 mation," dated November 1, 1996,
 which provides a further discussion
 of certain areas in this prospectus
 and other matters which may be of
 interest to some investors, has
 been filed with the Securities and
 Exchange Commission and is incorpo-
 rated herein by reference. For a
 free copy, call (800) 221-5672 or
 write Alliance Fund Services, Inc.
 at the address shown on page 8.

  THESE SECURITIES HAVE NOT BEEN AP-
 PROVED OR DISAPPROVED BY THE SECU-
 RITIES AND EXCHANGE COMMISSION OR
 ANY STATE SECURITIES COMMISSION NOR
 HAS THE SECURITIES AND EXCHANGE
 COMMISSION OR ANY STATE SECURITIES
 COMMISSION PASSED UPON THE ACCURACY
 OR ADEQUACY OF THIS PROSPECTUS. ANY
 REPRESENTATION TO THE CONTRARY IS A
 CRIMINAL OFFENSE.

   (R) This registered service mark
 used under license from the owner,
 Alliance Capital Management L.P.

----------------------------------------------
 CONTENTS
 --------

  Expense Information...................  2
  Financial Highlights..................  2
  Introduction..........................  3
  Investment Objectives and Policies....  4
  Purchase and Redemption of Shares.....  5
  Additional Information................  6

----------------------------------------------

----------------------------------------------
 ALLIANCE

 CAPITAL

 RESERVES

----------------------------------------------

[ALLIANCE CAPITAL LOGO APPEARS HERE]


 PROSPECTUS

 NOVEMBER 1, 1996

 ALC39PRO6
----------------------------------------------

                              EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES

  The Fund has no sales load on purchases or reinvested dividends, deferred sales load, redemption fee or exchange fee.

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets; net of expense reimbursement)
  Management Fees.........................................................  .46%
  12b-1 Fees..............................................................  .25
  Other Expenses..........................................................  .29
                                                                           ----
  Total Fund Operating Expenses........................................... 1.00%

EXAMPLE
                                             1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                             ------ ------- ------- --------
You would pay the following expenses on a
 $1,000 investment, assuming a 5% annual
 return (cumulatively through the end of
 each time period):                           $10     $32     $55     $122

  The purpose of the foregoing table is to assist the investor in understand-ing the various costs and expenses that an investor in the Fund will bear di-rectly and indirectly. The expenses listed in the table are net of the con-tractual reimbursement by the Adviser described in this prospectus. The ex-penses of the Fund, before such reimbursement and fee waiver would be: Manage-ment Fees--.47%, 12b-1 Fees--.25%, Other Expenses--.29% and Total Operating Expenses--1.01%. The example should not be considered a representation of past or future expenses; actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS . FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR (AUDITED)
--------------------------------------------------------------------------------

  The following tables have been audited by McGladrey & Pullen LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Addi-tional Information. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                    YEAR ENDED JUNE 30,
                          --------------------------------------------------------------------------------
                           1996    1995    1994    1993    1992    1991    1990    1989    1988     1987
                          ------  ------  ------  ------  ------  ------  ------  ------  -------  -------
Net asset value,
 beginning of period....   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00    $1.00    $1.00
                          ------  ------  ------  ------  ------  ------  ------  ------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income...   .0471   .0447   .0255   .0266   .0438   .0662   .0782   .0788   0.0625   0.0549
Net realized gain on
 investments............     -0-     -0-     -0-   .0003   .0013     -0-     -0-     -0-      -0-      -0-
                          ------  ------  ------  ------  ------  ------  ------  ------  -------  -------
Net increase in net
 assets from operations.   .0471   .0447   .0255   .0269   .0451   .0662   .0782   .0788   0.0625   0.0549
                          ------  ------  ------  ------  ------  ------  ------  ------  -------  -------
LESS: DISTRIBUTIONS
Dividends from net
 investment income......  (.0471) (.0447) (.0255) (.0266) (.0438) (.0662) (.0782) (.0788) (0.0625) (0.0549)
Distributions from net
 realized gains.........     -0-     -0-     -0-  (.0003) (.0013)    -0-     -0-     -0-      -0-      -0-
                          ------  ------  ------  ------  ------  ------  ------  ------  -------  -------
Total dividends and
 distributions..........  (.0471) (.0447) (.0255) (.0269) (.0451) (.0662) (.0782) (.0788) (0.0625) (0.0549)
                          ------  ------  ------  ------  ------  ------  ------  ------  -------  -------
Net asset value, end of
 period.................   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00    $1.00    $1.00
                          ======  ======  ======  ======  ======  ======  ======  ======  =======  =======
TOTAL RETURNS
Total investment return
 based on:
 Net asset value(a).....    4.82%   4.57%   2.58%   2.73%   4.61%   6.84%   8.14%   8.20%    6.45%    5.64%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
 (in millions)..........  $4,804  $3,024  $2,417  $2,112  $1,947  $1,937  $1,891  $1,536   $1,392   $1,458
Ratio to average net
 assets of:
 Expenses, net of
  waivers and
  reimbursements........    1.00%   1.00%   1.00%   1.00%   1.00%    .97%    .88%    .95%     .95%     .99%
 Expenses, before
  waivers and
  reimbursements........    1.00%   1.03%   1.03%   1.00%   1.00%    .97%    .98%   1.05%    1.05%    1.09%
 Net investment
  income(b).............    4.69%   4.51%   2.57%   2.65%   4.37%   6.62%   7.82%   7.87%    6.26%    5.50%

-------
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(b) Net of expenses reimbursed or waived by the Adviser.
-------------------------------------------------------------------------------

    From time to time the Fund advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. To calculate the "yield," the amount of dividends paid on a share during a specified seven-day period is assumed to be paid each week over a 52-week period and is shown as a percentage of the investment. To calculate "effective yield," which will be higher than the "yield" because of compounding, the dividends paid are assumed to be reinvested. Dividends for the seven days ended June 30, 1996 amounted to an annualized yield of 4.44%, equivalent to an effective yield of 4.54%.

ALLIANCE CAPITAL RESERVES . . . . . . .  with investment objectives of
 ========================


                          SAFETY . LIQUIDITY . INCOME

  We seek safety for the Fund by investing in a broadly diversified list of money market securities which are selected for their high quality, liquidity and stability of principal. Liquidity of the in-vestment portfolio is increased even more by our emphasis on short-term issues. Specifically, at the time of investment no security pur-chased can have a maturity exceeding one year, which maturity may ex-tend to 397 days, and the average maturity of the portfolio cannot ex-ceed 90 days.

  The short average maturity of the portfolio enhances our ability to maintain the Fund's share price at $1.00--this, in turn, provides both stability of value and liquidity to you and your fellow shareholders.

  Our professional investment managers seek the maximum current income for the Fund that is consistent with safety and maintenance of liquid-ity. In addition to their knowledge and experience with money markets, our managers obtain yield advantages for the Fund by making many secu-rity purchases in especially large amounts such as $1 million and mul-tiples thereof. Persons investing for themselves usually cannot ex-ploit such money market opportunities due to the large investment sizes required.

 WHO SHOULD INVEST IN THE FUND?

  The Fund is designed for individuals, brokers, institutions, advis-ers, custodians, charities, fiduciaries, or corporations who can bene-fit from high money market income--and who place value on an invest-ment having safety, liquidity, stability, simplicity, and convenience. Investors using the Fund avoid certain mechanical burdens that they would incur by investing in money markets directly, such as monitoring of maturity dates, safeguarding of receipts and deliveries, and the maintenance of tax information and other records.

           MAJOR FEATURES AND SERVICES OF ALLIANCE CAPITAL RESERVES

  No withdrawal fees or penalties       Free check-writing ($100 minimum per
  Low-expense Distribution Plan         check)
   (.25 of 1% maximum annual rate)      Free institutional record-keeping serv-
  Daily compounding of dividends        ices
  First-day income for investments      IRA, SEP, 403 (b) (7) and employer-
  Same-day funds for withdrawals        sponsored  retirement plans
                                        Low investment minimums

--------------------------------------------------------------------------------
                       INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

  The Fund's investment objectives are--in the following order of priority-- safety of principal, excellent liquidity, and maximum current income to the ex-tent consistent with the first two objectives. As a matter of fundamental poli-cy, the Fund pursues its objectives by maintaining a portfolio of high quality money market securities, all of which at the time of investment have remaining maturities of one year or less, which maturities may extend to 397 days. While the Fund may not change this policy or the "other fundamental investment poli-cies" described in a separate section below without shareholder approval, it may, upon notice to shareholders, but without such approval, change the follow-ing investment policies or create additional classes of shares in order to es-tablish portfolios which may have different investment objectives. There can be no assurance, as is true with all investment companies, that the Fund's objec-tives will be achieved.

MONEY MARKET SECURITIES

  The money market securities in which the Fund invests include: (1) marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities (collectively, the "U.S. Government"); (2) certificates of deposit, bankers' acceptances and interest-bearing savings deposits issued or guaranteed by banks or savings and loan associations having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation and certificates of deposit and bankers' acceptances denominated in U.S. dollars and issued by U.S. branches of foreign banks having total assets of at least $1 billion that are believed by the Adviser to be of quality equiv-alent to that of other such instruments in which the Fund may invest; (3) com-mercial paper of prime quality [i.e., rated A-1+ or A-1 by Standard & Poor's Corporation ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by companies having outstanding debt secu-rities rated AAA or AA by Standard & Poor's, or Aaa or Aa by Moody's] and par-ticipation interests in loans extended by banks to such companies; and (4) re-purchase agreements that are collateralized in full each day by liquid securi-ties of the types listed above. These agreements are entered into with "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Gov-ernment securities or State Street Bank and Trust Company, the Fund's Custodi-an, and would create a loss to the Fund if, in the event of a dealer default, the proceeds from the sale of the collateral were less than the repurchase price. The Fund may also invest in certificates of deposit issued by, and time deposits maintained at, foreign branches of domestic banks described in (2) above and prime quality dollar-denominated commercial paper issued by foreign companies meeting the criteria specified in (3) above.

  The Fund may purchase restricted securities that are determined by the Ad-viser to be liquid in accordance with procedures adopted by the Trustees of the Fund, including securities eligible for resale under Rule 144A under the Secu-rities Act of 1933 (the "Securities Act") and commercial paper issued in reli-ance upon the exemption from registration in Section 4(2) of the Securities Act. Restricted securities are securities subject to contractual or legal re-strictions on resale, such as those arising from an issuer's reliance upon cer-tain exemptions from registration under the Securities Act.

  The Fund may invest in asset-backed securities that meet its existing diver-sification, quality and maturity criteria. Asset-backed securities are securi-ties issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a benefi-cial interest in a special purpose trust, limited partnership interest, or com-mercial paper or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer. It is the Fund's current intention to limit its investment in such securities to not more than 5% of its net assets.

  The Fund will comply with Rule 2a-7 under the Investment Company Act of 1940 (the "Act"), as amended from time to time, including the diversification, qual-ity and maturity limitations imposed by the Rule. A more detailed description of Rule 2a-7 is set forth in the Fund's Statement of Additional Information un-der "Investment Objectives and Policies."

OTHER FUNDAMENTAL INVESTMENT POLICIES

  To maintain portfolio diversification and reduce investment risk, the Fund may not: (1) invest more than 25% of its assets in the securities of issuers conducting their principal business activities in any one industry although there is no such limitation with respect to U.S. Government securities or cer-tificates of deposit, bankers' acceptances and interest bearing savings depos-its; (2) invest more than 5% of its assets in securities of any one issuer (ex-cept the U.S. Government) although with respect to one-quarter of its total as-sets it may invest without regard to such limitation; (3) invest more than 5% of its assets in the securities of any issuer (except the U.S. Government) hav-ing less than three years of continuous operation or purchase more than 10% of any class of the outstanding securities of any issuer (except the U.S. Govern-ment); (4) borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in aggregate amounts not exceeding 15% of its assets and to facilitate the orderly maturation and sale of portfolio secu-rities during any periods of abnormally heavy redemption requests; or (5) mort-gage, pledge or hypothecate its assets except to secure such borrowings.

  As a matter of operating policy, fundamental policy number (2) would give the Fund the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the fu-ture.

--------------------------------------------------------------------------------
                       PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

OPENING ACCOUNTS

  Instruct your Account Executive to open an account in the Fund in conjunction with your brokerage account.

SUBSEQUENT INVESTMENTS

 A. BY CHECK THROUGH YOUR BROKERAGE FIRM

  Mail or deliver your check made payable to your brokerage firm to your Ac-count Executive who will deposit it into your brokerage account. Please indi-cate your account number on the check.

 B. BY SWEEP

  Your brokerage firm may offer an automatic "sweep" for the Fund in the opera-tion of brokerage cash accounts for its customers. Contact your Account Execu-tive to determine if a sweep is available and what the sweep parameters are.

REDEMPTIONS

 A. BY CHECKWRITING

  With this service, you may write checks made payable to any payee in any amount of $100 or more. Checks cannot be written for more than the principal balance (not including any accrued dividends) in your account. You must first fill out the Signature Card, which you can obtain from your Account Executive. There is no additional charge for the checkwriting service. The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment.

 B. BY SWEEP

  If your brokerage firm offers an automatic sweep service, the sweep will au-tomatically transfer from your Fund account sufficient cash to cover any debit balance that may oc-cur in your cash account for any reason.

OPENING AN ACCOUNT DIRECTLY WITH THE FUND;
SHAREHOLDER SERVICES

  If you wish to obtain an Application Form to open an account directly with the Fund or if you have any questions about the Form, purchasing shares or other Fund procedures, please telephone the Fund toll-free (800) 221-5672.

  For more information on the purchase and redemption of Fund shares, as well as shareholder services, see the Statement of Additional Information.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

 SHARE PRICE. Shares are sold and redeemed on a continuous basis without sales or redemption charges at their net asset value which is expected to be constant at $1.00 per share, although this price is not guaranteed. The net asset value of the Fund's shares is determined at 12:00 Noon and 4:00 p.m. (New York time) each business day. The net asset value per share is calculated by taking the sum of the value of the Fund's investments (amortized cost value is used for this purpose) and any cash or other assets, subtracting liabilities, and divid-ing by the total number of shares outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

 TIMING OF INVESTMENTS AND REDEMPTIONS. The Fund has two transaction times each business day, 12:00 Noon and 4:00 p.m. (New York time). New investments represented by Federal funds or bank wire monies received by State Street Bank at any time during a day prior to 4:00 p.m. are entitled to the full dividend to be paid to shareholders for that day. Shares do not earn dividends on the day a redemption is effected regardless of whether the redemption order is re-ceived before or after 12:00 Noon. However, if you wish to have Federal funds wired the same day as your telephone redemption request, make sure that your request will be received by the Fund prior to 12:00 Noon.

 During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such diffi-culty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on page 8 of this prospectus. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Neither the Fund nor the Adviser, or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably be-lieves to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

 Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions.

 If your Fund shares are not maintained through a financial intermediary, pro-ceeds from any subsequent redemption by you of Fund shares that were purchased by check or electronic funds transfer will not be forwarded to you until the Fund is reasonably assured that your check or electronic funds transfer has cleared, up to fifteen days following the pur-chase date. If the redemption request during such period is in the form of a Fund check, the check will be marked "insufficient funds" and be returned un-paid to the presenting bank.

 MINIMUMS. The Fund has minimums of $1,000 for initial investments, $100 for subsequent investments and a $500 minimum maintenance balance for each account. These minimums do not apply to shareholder accounts maintained through broker-age firms or other financial institutions, as such financial intermediaries may maintain their own minimums. The Fund imposes a service charge upon financial intermediaries to reflect the relatively higher costs of small accounts and small transactions; these intermediaries may in turn pass on such charges to affected accounts. Accounts not maintained through a financial intermediary are notified of low balances and required to increase their balance or be subject to liquidation of their account. See the Statement of Additional Information for further information.

 DAILY DIVIDENDS, OTHER DISTRIBUTIONS, TAXES. All net income of the Fund is de-termined each business day at 4:00 p.m. (New York time) and is paid immediately thereafter pro rata to shareholders of record via automatic investment in addi-tional full and fractional shares in each shareholder's account. As such addi-tional shares are entitled to dividends on following days, a compounding growth of income occurs.

 Net income consists of all accrued interest income on Fund assets less the Fund's expenses applicable to that dividend period. Realized gains and losses are reflected in net asset value and are not included in net income.

 For Federal income tax purposes, distributions out of interest income earned by the Fund and net realized short-term capital gains are taxable to you as or-dinary income, and distributions of net realized long-term capital gains, if any, are taxable as long-term capital gains irrespective of the length of time you may have held your shares. Distributions by the Fund may also be subject to certain state and local taxes. Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distribu-tions for the year just ended.

 THE ADVISER. The Fund retains Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105 under an Advisory Agree- ment to provide in-vestment advice and, in general, to conduct the Fund's management and invest-ment program, subject to the general supervision and control of the Trustees of the Fund. For the fiscal year ended June 30, 1996, the Fund paid the Adviser a fee equal to .47 of 1% of the average daily value of the Fund's net assets.

 Under a Distribution Services Agreement (the "Agreement"), the Fund makes pay-ments to the Adviser at a maximum annual rate of .25 of 1% of the Fund's aggre-gate average daily net assets. For the fiscal year ended June 30, 1996, the Fund paid the Adviser at an annual rate of .25 of 1% of the average daily value of the Fund's net assets. Substantially all such monies (together with signifi-cant amounts from the Adviser's own resources) are paid by the Adviser to bro-ker-dealers and other financial intermediaries for their distribution assis-tance and to banks and other depository institutions for administrative and ac-counting services provided to the Fund, with any remaining amounts being used to partially defray other expenses incurred by the Adviser in distributing Fund shares. The Fund believes that the administrative services provided by deposi-tory institutions are permissible activities under present banking laws and regulations and will take appropriate actions (which should not adversely af-fect the Fund or its shareholders) in the future to maintain such legal confor-mity should any changes in, or interpretations of, such laws or regulations oc-cur.

 The Adviser will reimburse the Fund to the extent that the Fund's aggregate operating expenses (including the Adviser's fee and expenses of the Agreement) exceed 1% of its average daily net assets for any fiscal year.

 CUSTODIAN, TRANSFER AGENT AND DISTRIBUTOR. State Street Bank and Trust Compa-ny, P.O. Box 1912, Boston, MA 02105, is the Fund's Custodian. Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, NJ 07096-1520 and Alliance Fund Dis-tributors, Inc., 1345 Avenue of the Americas, New York, NY 10105, are the Fund's Transfer Agent and Distributor, respectively. The transfer agent charges a fee for its services.

 FUND ORGANIZATION. The Fund is a series of Alliance Capital Reserves (the "Trust"). The Fund is one of two series of the Trust; shares of the other se-ries, Alliance Money Reserves, are offered by a separate prospectus. The Trust is a diversified, open-end investment company registered under the Act. The Trust was reorganized as a Massachusetts business trust in October 1984, having previously been a Maryland Corporation since its formation in April 1978. The Trust's activities are supervised by its Trustees. Normally, each share of each series is entitled to one vote, and vote as a single series on matters that af-fect both series in substantially the same manner. Massachusetts law does not require annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when required by Federal law. Shareholders have available certain procedures for the removal of Trustees.

 REPORTS. You receive semi-annual and annual reports of the Fund as well as a monthly summary of your account. You can arrange for a copy of each of your ac-count statements to be sent to other parties.

 TRUSTEES
  Dave H. Williams, Chairman
  John D. Carifa
  Sam Y. Cross
  Charles H. P. Duell
  William H. Foulk, Jr.
  Elizabeth J. McCormack
  David K. Storrs
  Shelby White

 OFFICERS
  Ronald M. Whitehill, President
  John R. Bonczek, Senior Vice President
  Kathleen A. Corbet, Senior Vice President
  Robert I. Kurzweil, Senior Vice President
  Wayne D. Lyski, Senior Vice President
  Patricia Netter, Senior Vice President
  Ronald R. Valeggia, Senior Vice President
  Drew Biegel, Vice President
  John F. Chiodi, Jr., Vice President
  Doris T. Ciliberti, Vice President
  William J. Fagan, Vice President
  Joseph R. LaSpina, Vice President
  Linda D. Neil, Vice President
  Raymond J. Papera, Vice President
  Pamela F. Richardson, Vice President
  Mark D. Gersten, Treasurer & Chief Financial Officer
  Edmund P. Bergan, Jr., Secretary

---------------------------------------------------------
                  YIELD MESSAGES
 For current recorded yield information on Alliance
 Money Reserves, call on a touch-tone telephone
 toll-free (800) 251-0539 and press the follow-
 ing sequence of keys:  [1] [#] [1] [#] [3] [6] [#].
 For non-touch-tone telephones, call toll-free
 (800) 221-9513.
---------------------------------------------------------

  Alliance Money Reserves (the "Fund") is a series of Alliance Capital Reserves, a diversified, open-end management investment company. The Fund is a money market fund with an investment objective of maximum current income to the extent consistent with safety of principal and liquidity. This prospectus sets forth the information about the Fund that a prospective investor should know before investing. Please retain it for future reference.

  An investment in the Fund is (i) neither insured nor guaranteed by the U.S. Government; (ii) not a deposit or obligation of, or guaranteed or endorsed by, any bank; and (iii) not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

  A "Statement of Additional Information," dated November 1, 1996, which provides a further discussion of certain areas in this prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call (800) 221-5672 or write Alliance Fund Services, Inc. at the address shown on page 8.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   (R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

--------------------------------------------------------------------------------
 CONTENTS
 --------

  Expense Information.......................................................   2
  Financial Highlights......................................................   2
  Introduction..............................................................   3
  Investment Objective and Policies.........................................   4
  Purchase and Redemption of Shares.........................................   5
  Additional Information....................................................   6

--------------------------------------------------------------------------------

 ALLIANCE
 MONEY
 RESERVES

--------------------------------------------------------------------------------



[LOGO OF ALLIANCE CAPITAL APPEARS HERE]




 PROSPECTUS
 NOVEMBER 1, 1996


ALC36PRO6

--------------------------------------------------------------------------------

                              EXPENSE INFORMATION


SHAREHOLDER TRANSACTION EXPENSES

  The Fund has no sales load on purchases or reinvested dividends, deferred sales load, redemption fee or exchange fee.

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets; net of expense reimbursement)
  Management Fees..........................................................  .46%
  12b-1 Fees...............................................................  .25
  Other Expenses...........................................................  .29
                                                                            ----
  Total Fund Operating Expenses............................................ 1.00%

EXAMPLE
                                                                                      1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                                                      ------ ------- ------- --------
You would pay the following expenses on a $1,000 investment, assuming a 5% annual
 return (cumulatively through the end of each time period):                           $10     $32     $55     $122

  The purpose of the foregoing table is to assist the investor in understand-ing the various costs and expenses that an investor in the Fund will bear di-rectly and indirectly. The expenses listed in the table are net of the con-tractual reimbursement by the Adviser described in this prospectus. The ex-penses of the Fund, before such reimbursement and fee waiver would be: Manage-ment Fees-- .50%, 12b-1 Fees-- .25%, Other Expenses-- .29% and Total Operating Expenses-- 1.04%. The example should not be considered a representation of past or future expenses; actual expenses may be greater or less than those shown.

  FINANCIAL HIGHLIGHTS . FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
                                (AUDITED)


  The following tables have been audited by McGladrey & Pullen LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Addi-tional Information. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                                                FEBRUARY 16,
                                       YEAR ENDED JUNE 30,                         1989(A)
                          ----------------------------------------------------     THROUGH
                          1996    1995    1994    1993    1992    1991   1990   JUNE 30, 1989
                          -----  ------  ------  ------  ------  ------  -----  -------------
Net asset value, begin-
 ning of period.........  $1.00  $ 1.00   $1.00   $1.00   $1.00   $1.00  $1.00      $1.00
                          -----  ------  ------  ------  ------  ------  -----      -----
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income..   .047    .045    .025    .027    .044    .066   .079       .033
                          -----  ------  ------  ------  ------  ------  -----      -----
LESS: DISTRIBUTIONS
 Dividends from net in-
  vestment income.......  (.047)  (.045)  (.025)  (.027)  (.044)  (.066) (.079)     (.033)
                          -----  ------  ------  ------  ------  ------  -----      -----
 Net asset value, end of
  period................  $1.00  $ 1.00   $1.00   $1.00   $1.00   $1.00  $1.00      $1.00
                          =====  ======  ======  ======  ======  ======  =====      =====
TOTAL RETURN
Total investment return
 based on:
 Net asset value(b).....   4.81%   4.50%   2.57%   2.71%   4.47%   6.87%  8.26%      9.18%(c)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of pe-
 riod (in millions).....  $ 755  $2,510  $1,795  $1,626  $1,412  $1,262   $993       $563
Ratio to average net as-
 sets of:
 Expenses, net of waiv-
  ers and reimburse-
  ments.................   1.00%   1.00%   1.00%   1.00%   1.00%    .97%   .89%       .99%(c)
 Expenses, before waiv-
  ers and reimburse-
  ments.................   1.00%   1.04%   1.09%   1.04%   1.04%   1.03%   .99%      1.09%(c)
 Net investment
  income(d).............   4.80%   4.53%   2.55%   2.67%   4.33%   6.56%  7.92%      9.16%(c)

-------------
(a) Commencement of operations.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(c) Annualized.
(d) Net of expenses reimbursed or waived by the Adviser.
-------------------------------------------------------------------------------

  From time to time, the Fund advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. To calculate the "yield," the amount of dividends paid on a share during a specified seven-day period is assumed to be paid each week over a 52-week period and is shown as a percentage of the investment. To calculate "effective yield," which will be higher than the "yield" because of compounding, the dividends paid are assumed to be reinvested. Dividends for the seven days ended June 30, 1996, after expense reimbursement, amounted to an annualized yield of 4.48%, equivalent to an effective yield of 4.58%. Ab-sent such reimbursement, the annualized yield for such period would have been 4.00%, equivalent to an effective yield of 4.08%.

 ALLIANCE MONEY RESERVES  .  .  .  .  .  .  .


                          INCOME . SAFETY . LIQUIDITY


  We seek safety for the Fund by investing in a broadly diversified list of money market securities which are selected for their high quality, liquidity and stability of principal. Liquidity of the investment portfolio is increased even more by our emphasis on short-term issues. Specifically, at the time of investment, no security purchased can have a maturity exceeding one year, which maturity may extend to 397 days, and the average maturity of the portfolio cannot exceed 90 days.


  The short average maturity of the portfolio enhances our ability to maintain the Fund's share price at $1.00--this, in turn, provides both stability of value and liquidity to you and your fellow shareholders.


  Our professional investment managers seek the maximum current income for the Fund that is consistent with safety of principal and liquidity. In addition to their knowledge and experience with money markets, our managers obtain yield advantages for the Fund by making many security purchases in especially large amounts such as $1 million and multiples thereof. Persons investing for themselves usually cannot exploit such money market opportunities due to the large investment sizes required.


 WHO SHOULD INVEST IN THE FUND?

  The Fund is designed for individuals, brokers, institutions, advisers, custodians, charities, fiduciaries, or corporations who can benefit from high money market income--and who place value on an investment having safety, liquidity, stability, simplicity, and convenience. Investors using the Fund avoid certain mechanical burdens that they would incur by investing in money markets directly, such as monitoring of maturity dates, safeguarding of receipts and deliveries, and the maintenance of tax information and other records.



            MAJOR FEATURES AND SERVICES OF ALLIANCE MONEY RESERVES

  No withdrawal fees or penalties   Free check-writing ($100 minimum per check)
  Low-expense Distribution Plan     Free institutional record-keeping services
   (.25 of 1% maximum annual rate)  IRA, SEP, 403 (b) (7) and employer-sponsored
  Daily compounding of dividends     retirement plans
  First-day income for investments  Low investment minimums
  Same-day funds for withdrawals

                       INVESTMENT OBJECTIVE AND POLICIES

  The Fund's investment objective is maximum current income to the extent con-sistent with safety of principal and liquidity. As a matter of fundamental policy, the Fund pursues its objective by maintaining a portfolio of high quality U.S. dollar-denominated money market securities, all of which at the time of investment have remaining maturities of one year or less, which matu-rities may extend to 397 days. While the Fund may not change this policy or the "other fundamental investment policies" described in a separate section below without shareholder approval, it may, upon notice to shareholders, but without such approval, change the following investment policies or create ad-ditional classes of shares in order to establish portfolios which may have different investment objectives. There can be no assurance, as is true with all investment companies, that the Fund's objective will be achieved.

MONEY MARKET SECURITIES

  The money market securities in which the Fund invests include: (1) market-able obligations of, or guaranteed by, the United States Government, its agen-cies or instrumentalities (collectively, the "U.S. Government"); (2) certifi-cates of deposit and bankers' acceptances issued or guaranteed by, or time de-posits maintained at, banks or savings and loan associations (including for-eign branches of U.S banks or U.S. or foreign branches of foreign banks) hav-ing total assets of more than $500 million; (3) commercial paper of high qual-ity [i.e., rated A-1 or A-2 by Standard & Poor's Corporation ("Standard & Poor's"), Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), Fitch-1 or Fitch-2 by Fitch Investors Service, Inc., or Duff 1 or Duff 2 by Duff & Phelps Inc. or, if not rated, issued by U.S. or foreign companies hav-ing outstanding debt securities rated AAA, AA or A by Standard & Poor's, or Aaa, Aa or A by Moody's] and participation interests in loans extended by banks to such companies; and (4) repurchase agreements that are collateralized in full each day by liquid securities of the types listed above. Repurchase agreements may be entered into only with those banks (including State Street Bank and Trust Company, the Fund's Custodian) or broker-dealers ("vendors") that are eligible under the procedures adopted by the Trustees for evaluating and monitoring the creditworthiness of such vendors. A repurchase agreement would create a loss to the Fund if, in the event of a vendor default, the pro-ceeds from the sale of the collateral were less than the repurchase price.

  To the extent the Fund purchases money market instruments issued by foreign entities, consideration will be given to the domestic marketability of such instruments, and possible interruptions of, or restrictions on, the flow of international currency transactions.

  The Fund may purchase restricted securities that are determined by the Ad-viser to be liquid in accordance with procedures adopted by the Trustees of the Fund, including securities eligible for resale under Rule 144A under the Securities Act of 1933 (the "Securities Act") and commercial paper issued in reliance upon the exemption from registration in Section 4(2) of the Securi-ties Act. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act.

  The Fund may invest in asset-backed securities that meet its existing diver-sification, quality and maturity criteria. Asset-backed securities are securi-ties issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a bene-ficial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose corpora-tion. Although the securities may have some form of credit or liquidity en-hancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer. It is the

Fund's current intention to limit its investment in such securities to not more than 5% of its net assets.

  The Fund will comply with Rule 2a-7 under the Investment Company Act of 1940 (the "Act"), as amended from time to time, including the diversification, qual-ity and maturity limitations imposed by the Rule. A more detailed description of Rule 2a-7 is set forth in the Fund's Statement of Additional Information un-der "Investment Objective and Policies."

OTHER FUNDAMENTAL INVESTMENT POLICIES

  To maintain portfolio diversification and reduce investment risk, the Fund may not: (1) invest more than 25% of its assets in the securities of issuers conducting their principal business activities in any one industry although there is no such limitation with respect to U.S. Government securities or cer-tificates of deposit, bankers' acceptances and interest bearing savings depos-its; (2) invest more than 5% of its assets in the securities of any one issuer (except the U.S. Government) although with respect to one-quarter of its total assets it may invest without regard to such limitation; (3) invest more than 5% of its assets in the securities of any issuer (except the U.S. Government) hav-ing less than three years of continuous operation or purchase more than 10% of any class of the outstanding securities of any issuer (except the U.S. Govern-ment); (4) borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in aggregate amounts not exceeding 15% of its assets and to facilitate the orderly maturation and sale of portfolio secu-rities during any periods of abnormally heavy redemption requests; or (5) mort-gage, pledge or hypothecate its assets except to secure such borrowings.

  As a matter of operating policy, fundamental policy number (2) would give the Fund the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the fu-ture.

                       PURCHASE AND REDEMPTION OF SHARES

OPENING ACCOUNTS

  Instruct your Account Executive to open an account in the Fund in conjunction with your brokerage account.

SUBSEQUENT INVESTMENTS

 A. BY CHECK THROUGH YOUR BROKERAGE FIRM

  Mail or deliver your check made payable to your brokerage firm to your Ac-count Executive who will deposit it into your brokerage account. Please indi-cate your account number on the check.

 B. BY SWEEP

  Your brokerage firm may offer an automatic "sweep" for the Fund in the opera-tion of brokerage cash accounts for its customers. Contact your Account Execu-tive to determine if a sweep is available and what the sweep parameters are.

REDEMPTIONS

 A. BY CHECKWRITING

  With this service, you may write checks made payable to any payee in any amount of $100 or more. Checks cannot be written for more than the principal balance (not including any accrued dividends) in your account. You must first fill out the Signature Card, which you can obtain from your Account Executive. There is no additional charge for the checkwriting service. The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment.

 B. BY SWEEP

  If your brokerage firm offers an automatic sweep service, the sweep will au-tomatically transfer from your Fund account sufficient cash to cover any debit balance that may oc-cur in your cash account for any reason.

OPENING AN ACCOUNT DIRECTLY WITH THE FUND; SHAREHOLDER SERVICES

  If you wish to obtain an Application Form to open an account directly with the Fund or if you have any questions about the Form, purchasing shares or other Fund procedures, please telephone the Fund toll-free (800) 221-5672.

  For more information on the purchase and redemption of Fund shares, as well as shareholder services, see the Statement of Additional Information.

                            ADDITIONAL INFORMATION

 SHARE PRICE. Shares are sold and redeemed on a continuous basis without sales or redemption charges at their net asset value which is expected to be con-stant at $1.00 per share, although this price is not guaranteed. The net asset value of the Fund's shares is determined at 12:00 Noon and 4:00 p.m. (New York time) each business day. The net asset value per share is calculated by taking the sum of the value of the Fund's investments (amortized cost value is used for this purpose) and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

 TIMING OF INVESTMENTS AND REDEMPTIONS. The Fund has two transaction times each business day, 12:00 Noon and 4:00 p.m. (New York time). New investments represented by Federal funds or bank wire monies received by State Street Bank at any time during a day prior to 4:00 p.m. are entitled to the full dividend to be paid to shareholders for that day. Shares do not earn dividends on the day a redemption is effected regardless of whether the redemption order is re-ceived before or after 12:00 Noon. However, if you wish to have Federal funds wired the same day as your telephone redemption request, make sure that your request will be received by the Fund prior to 12:00 Noon.

 During periods of drastic economic or market development, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such diffi-culty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on page 8 of this prospectus. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Neither the Fund nor the Adviser, or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including among others, recording such telephone instructions and causing written confirma-tions of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from un-authorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

 Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions.

 If your Fund shares are not maintained through a financial intermediary, pro-ceeds from any subsequent redemption by you of Fund shares that were purchased by check or electronic funds transfer will not be forwarded to you until the Fund is reasonably assured that your check or electronic funds transfer has cleared, up to fifteen days following the purchase date. If the redemption request during such period is in the form of a Fund check, the check will be marked "insufficient funds" and be returned unpaid to the presenting bank.

 MINIMUMS. The Fund has minimums of $1,000 for initial investments, $100 for subsequent investments and a $500 minimum maintenance balance for each account. These minimums do not apply to shareholder accounts maintained through broker-age firms or other financial institutions, as such financial intermediaries may maintain their own minimums. The Fund imposes a service charge upon financial intermediaries to reflect the relatively higher costs of small accounts and small transactions; these intermediaries may in turn pass on such charges to affected accounts. Accounts not maintained through a financial intermediary are notified of low balances and required to increase their balance or be subject to liquidation of their account. See the Statement of Additional Information for further information.

 DAILY DIVIDENDS, OTHER DISTRIBUTIONS, TAXES. All net income of the Fund is de-termined each business day at 4:00 p.m. (New York time) and is paid immediately thereafter pro rata to shareholders of record via automatic investment in addi-tional full and fractional shares in each shareholder's account. As such addi-tional shares are entitled to dividends on following days, a compounding growth of income occurs.

 Net income consists of all accrued interest income on Fund assets less the Fund's expenses applicable to that dividend period. Realized gains and losses are reflected in net asset value and are not included in net income.

 For Federal income tax purposes, distributions out of interest income earned by the Fund and net realized short-term capital gains are taxable to you as or-dinary income, and distributions of net realized long-term capital gains, if any, are taxable as long-term capital gains irrespective of the length of time you may have held your shares. Distributions by the Fund may also be subject to certain state and local taxes. Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distribu-tions for the year just ended.

 THE ADVISER. The Fund retains Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105, under an Advisory Agreement to provide in-vestment advice and, in general, to conduct the Fund's management and invest-ment program, subject to the general supervision and control of the Trustees of the Fund. For the fiscal year ended June 30, 1996, the Fund paid the Adviser a fee equal to .49 of 1% of the average daily value of the Fund's net assets.

 Under a Distribution Services Agreement (the "Agreement"), the Fund makes pay-ments to the Adviser at a maximum annual rate of .25 of 1% of the Fund's aggre-gate average daily net assets. For the fiscal year ended June 30, 1996, the Fund paid the Adviser at an annual rate of .25 of 1% of the average daily value of the Fund's net assets. Substantially all such monies (together with signifi-cant amounts from the Adviser's own resources) are paid by the Adviser to bro-ker-dealers and other financial intermediaries for their distribution assis-tance and to banks and other depository institutions for administrative and ac-counting services provided to the Fund, with any remaining amounts being used to partially defray other expenses incurred by the Adviser in distributing Fund shares. The Fund believes that the administrative services provided by deposi-tory institutions are permissible activities under present banking laws and regulations and will take appropriate actions (which should not adversely af-fect the Fund or its shareholders) in the future to maintain such legal confor-mity should any changes in, or interpretations of, such laws or regulations oc-cur.

 The Adviser will reimburse the Fund to the extent that the Fund's aggregate operating expenses (including the Adviser's fee and expenses of the Agreement) exceed 1% of its average daily net assets for any fiscal year.

 CUSTODIAN, TRANSFER AGENT AND DISTRIBUTOR. State Street Bank and Trust Compa-ny, P.O. Box 1912, Boston, MA 02105, is the Fund's Custodian. Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, NJ 07096-1520 and Alliance Fund Dis-tributors, Inc., 1345 Avenue of the Americas, New York, NY 10105, are the Fund's Transfer Agent and Distributor, respectively. The transfer agent charges a fee for its services.

 FUND ORGANIZATION. The Fund is a series of Alliance Capital Reserves (the "Trust"). The Trust is a diversified, open-end investment company registered under the Act. The Fund is one of two series of the Trust; shares of the other series, also named Alliance Capital Reserves, are offered by a separate pro-spectus. The Trust was reorganized as a Massachusetts business trust in October 1984, having previously been a Maryland Corporation since its formation in April 1978. The Trust's activities are supervised by its Trustees. Normally, each share of each series is entitled to one vote, and vote as a single series on matters that affect both series in substantially the same manner. Massachu-setts law does not require annual meetings of shareholders and it is antici-pated that shareholder meetings will be held only when required by Federal law. Shareholders have available certain procedures for the removal of Trustees.

 REPORTS. You receive semi-annual and annual reports of the Fund as well as a monthly summary of your account. You can arrange for a copy of each of your ac-count statements to be sent to other parties.

                               ----------------

 TRUSTEES
  Dave H. Williams, Chairman
  John D. Carifa
  Sam Y. Cross
  Charles H. P. Duell
  William H. Foulk, Jr.
  Elizabeth J. McCormack
  David K. Storrs
  Shelby White

 OFFICERS
  Ronald M. Whitehill, President
  John R. Bonczek, Senior Vice President
  Kathleen A. Corbet, Senior Vice President
  Wayne D. Lyski, Senior Vice President
  Robert I. Kurzweil, Senior Vice President
  Patricia Netter, Senior Vice President
  Ronald R. Valeggia, Senior Vice President
  Drew Biegel, Vice President
  John F. Chiodi, Jr., Vice President
  Doris T. Ciliberti, Vice President
  William J. Fagan, Vice President
  Joseph R. LaSpina, Vice President
  Linda D. Neil, Vice President
  Raymond J. Papera, Vice President
  Pamela F. Richardson, Vice President
  Mark D. Gersten, Treasurer & Chief Financial
                  Officer
  Edmund P. Bergan, Jr., Secretary

(LOGO)                            ALLIANCE CAPITAL RESERVES


P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672



               STATEMENT OF ADDITIONAL INFORMATION
                        November 1, 1996



                        TABLE OF CONTENTS
                                                       Page

    The Fund                                             -

    Investment Objectives and Policies                   -

    Investment Restrictions                              -

    Management                                           -

    Purchase and Redemption of Shares                    -

    Additional Information                               -

    Daily Dividends-Determination of Net Asset Value     -

    Taxes                                                -

    General Information                                  -

    Appendix-Commercial Paper and Bond Ratings           -

    Financial Statements                                 _

    Independent Auditor's Report                         _

_____________________

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Fund's current Prospectus dated November 1, 1996. A copy of the Prospectus may be obtained by contacting the Fund at the address or telephone number shown above.


(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

_________________________________________________________

                            THE FUND
_________________________________________________________

         Alliance Capital Reserves (the "Fund") is one of two portfolios of Alliance Capital Reserves (the "Trust"), a diversified, open-end investment company. The other portfolio, Alliance Money Reserves, is described in a separate Prospectus and Statement of Additional Information, which may be obtained from Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520, toll free (800) 221-5672.



               INVESTMENT OBJECTIVES AND POLICIES


         The Fund's objectives are - in the following order of priority - safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives. As a matter of fundamental policy, the Fund pursues its objectives by maintaining a portfolio of high-quality money market securities all of which, at the time of investment, have remaining maturities not exceeding one year or less (which maturities pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the "Act"), may extend to 397 days). Accordingly, the Fund may make the following investments diversified by maturities and issuers:

         1. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association and Tennessee Valley Authority. Some of the securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, and still others are supported only by the credit of the agency or instrumentality.

         2. Certificates of deposit, bankers' acceptances and interest-bearing savings deposits issued or guaranteed by banks or savings and loan associations having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation and certificates of deposit and bankers' acceptances denominated in U.S. dollars and issued by U.S. branches of foreign banks having total assets of at least $1 billion that are believed by the Adviser to be of quality equivalent to that of other such instruments in which the Fund may invest.
Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. Such certificates may include, for example, those issued by foreign subsidiaries of such banks which are guaranteed by them. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

         3. Commercial paper, including variable amount master demand notes, of prime quality [i.e. rated A-1+ or A-1 by Standard & Poor's Corporation ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by domestic and foreign companies which have an outstanding debt issue rated AAA or AA by Standard & Poor's, or Aaa or Aa by Moody's]. For a description of such ratings see the Appendix. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

         4. Repurchase agreements pertaining to the above securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Repurchase agreements may be entered into with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or with State Street Bank and Trust Company ("State Street Bank"), the Fund's Custodian. It is the

Fund's current practice, which may be changed at any time without shareholder approval, to enter into repurchase agreements only with such primary dealers and State Street Bank. For each repurchase agreement, the Fund requires continual maintenance of the market value of underlying collateral in amounts equal to, or in excess of, the agreement amount. While the maturities of the underlying collateral may exceed one year, the term of the repurchase agreement is always less than one year. In the event that a vendor defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor became bankrupt, the Fund might be delayed in selling the collateral. Repurchase agreements often are for short periods such as one day or a week, but may be longer. Repurchase agreements not terminable within seven days will be limited to no more than 10% of the Fund's assets.1 Pursuant to Rule 2a-7, a repurchase agreement is deemed to be an acquisition of the underlying securities provided that the obligation of the seller to repurchase the securities from the money market fund is collateralized fully (as defined in such Rule). Accordingly, the vendor of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

         Reverse Repurchase Agreements. While the Fund has not previously and has no future plans to do so, it may enter into reverse repurchase agreements, which involve the sale of money market securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.

         Asset-backed Securities. The Fund may invest in asset-backed securities that meet its existing diversification, quality and maturity criteria. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer. It is the Fund's current intention to limit its investment in such securities to not more than 5% of its net assets.

         Liquid Restricted Securities.  The Fund may purchase
restricted securities that are determined by the Adviser to be
____________________

1.  As used throughout the Prospectus and Statement of Additional
    Information, term "assets" shall refer to the Funds total assets.

liquid in accordance with procedures adopted by the Trustees. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act of 1933 (the "Securities Act").

         In recent years, a large institutional market has developed for certain types of restricted securities including, among others, private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because they are sold in transactions not requiring registration. For example, commercial paper issues in which the Fund may invest include, among others, securities issued by major corporations without registration under the Securities Act in reliance on the exemption from registration afforded by Section 3(a)(3) of such Act and commercial paper issued in reliance on the private placement exemption from registration which is afforded by
Section 4(2) of the Securities Act ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must also be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Institutional investors, rather than selling these instruments to the general public, often depend on an efficient institutional market in which such restricted securities can be readily resold in transactions not involving a public offering. In many instances, therefore, the existence of contractual or legal restrictions on resale to the general public does not, in practice, impair the liquidity of such investments from the perspective of institutional holders. In recognition of this fact, the Staff of the Securities and Exchange Commission has stated that Section 4(2) paper my be determined to be liquid by the Fund's Trustees, so long as certain conditions, which are described below, are met.

         In 1990, in part to enhance the liquidity in the institutional markets for restricted securities, the SEC adopted Rule 144A under the Securities Act to establish a safe harbor from the Securities Act's registration requirements for resale of certain restricted securities to qualified institutional buyers.
Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be resold in reliance on the safe harbor of Rule 144A. Pursuant to Rule 144A, the institutional restricted securities markets may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders on a timely basis. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of Rule 144A and the consequent inception of the PORTAL System sponsored by the National Association of Securities Dealers, Inc., an automated system for the trading, clearance and settlement of unregistered securities.

         The Fund's Trustees have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Trustees have delegated the function of making day-to-day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Trustees. The Adviser takes into account a number of factors in determining whether a restricted security being considered for purchase is liquid, including at least the following:

             (i) the frequency of trades and quotations for the security;

            (ii) the number of dealers making quotations to purchase or sell the security;

           (iii) the number of other potential purchasers of the security;

            (iv) the number of dealers undertaking to make a market in the security;

             (v) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer); and

            (vi)   any applicable Securities and Exchange
         Commission interpretation or position with respect to such types of securities.

         To make the determination that an issue of Section 4(2) paper is liquid, the Adviser must conclude that the following conditions have been met:

             (i) the Section 4(2) paper must not be traded flat or in default as to principal or interest; and

            (ii) the Section 4(2) paper must be rated in one of the two highest rating categories by at least two
         NRSROs, or if only one NRSRO rates the security, by that

         NRSRO; if the security is unrated, Alliance must determine that the security is of equivalent quality.

         The Adviser must also consider the trading market for the specific security, taking into account all relevant factors.

         Following the purchase of a restricted security by the Fund, the Adviser monitors continuously the liquidity of such security and reports to the Trustees regarding purchases of liquid restricted securities.


         While there are many kinds of short-term securities used by money market investors, the Fund, in keeping with its primary investment objective of safety of principal, restricts its portfolio to the types of investments listed above. Of note, the Fund does not invest in letters of credit. The Fund may make investments in certificates of deposit issued by foreign branches of domestic banks and certificates of deposit or bankers' acceptances issued by U.S. branches of foreign banks specified above, and commercial paper issued by foreign companies meeting the rating criteria specified in Section 3 above. To the extent that the Fund invests in such instruments, consideration is given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, less government supervision of issuers, difficulty in enforcing contractual obligations and lack of uniform accounting standards. As even the safest of securities involve some risk, there can be no assurance, as is true with all investment companies, that the Fund's objectives will be achieved. The market value of the Fund's investments tends to decrease during periods of rising interest rates and to increase during intervals of falling rates.


         Net income to shareholders is aided both by the Fund's ability to make investments in large denominations and by its efficiencies of scale. Also, the Fund may seek to improve portfolio income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in money markets. The Fund's investment objectives may not be changed without the affirmative vote of a majority of the Fund's outstanding shares as defined below. Except as otherwise provided, the Fund's investment policies are not designated "fundamental policies" within the meaning of the Act and may, therefore, be changed by the Trustees of the Trust without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to shareholders.

         Rule 2a-7 under the Act.  The Fund will comply with Rule
2a- 7 under the Act, as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule.


         Currently, pursuant to Rule 2a-7, the Fund may invest only in U.S. dollar-denominated "eligible securities" (as that term is defined in the Rule) that have been determined by the Adviser to present minimal credit risks pursuant to procedures approved by the Trustees. Generally, an eligible security is a security that (i) has a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO. A security that originally had a maturity of greater than 397 days is an eligible security if its remaining maturity at the time of purchase is 397 calendar days or less and the issuer has outstanding short-term debt that would be an eligible security. Unrated securities may also be eligible securities if the Adviser determines that they are of comparable quality to a rated eligible security pursuant to guidelines approved by the Trustees. A description of the ratings of some NRSROs appears in the Appendix attached hereto.


         Under Rule 2a-7 the Fund may not invest more than five percent of its assets in the securities of any one issuer other than the United States Government, its agencies and instrumentalities. In addition, the Fund may not invest in a security that has received, or is deemed comparable in quality to a security that has received, the second highest rating by the requisite number of NRSROs (a "second tier security") if immediately after the acquisition thereof the Fund would have invested more than (A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities.



                     INVESTMENT RESTRICTIONS


         The following restrictions may not be changed without the affirmative vote of a majority of the Fund's outstanding shares, which means the vote of (1) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares, whichever is less.

         The Fund:

         1. May not purchase any security which has a maturity date more than one year2 from the date of the Fund's purchase;

         2. May not invest more than 25% of its assets in the securities of issuers conducting their principal business activities in any one industry provided that for purposes of this restriction (a) there is no limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and interest-bearing savings deposits and (b) neither all finance companies as a group nor all utility companies as a group are considered a single industry;

         3. May not invest more than 5% of its assets in the securities of any one issuer (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities), except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation;

         4. May not invest in more than 10% of any one class of an issuer's outstanding securities (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities);

         5. May not borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in aggregate amounts not to exceed 15% of the Fund's assets and to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and the Fund will not purchase any investment while any such borrowings exist;

         6. May not pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with any borrowing mentioned above, including reverse repurchase agreements, and in an aggregate amount not to exceed 15% of the Fund's assets;

         7.   May not make loans, provided that the Fund may
purchase money market securities and enter into repurchase
agreements;
____________________

2. Which maturity, pursuant to Rule 2a-7, may extend to 397 days.

         8. May not enter into repurchase agreements if, as a result thereof, more than 10% of the Fund's assets would be subject to repurchase agreements not terminable within seven days
(which may be considered to be illiquid); or

         9. May not (a) make investments for the purpose of exercising control; (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate, or interests therein), commodities or commodity contracts, interests in oil, gas and other mineral exploration or other development programs; (d) purchase securities on margin; (e) make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof; (f) invest in securities of issuers (other than agencies and instrumentalities of the United States Government) having a record, together with predecessors, of less than three years of continuous operation if more than 5% of the Fund's assets would be invested in such securities; (g) purchase or retain securities of any issuers if those officers and trustees of the Fund and employees of the Adviser who own individually more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or (h) act as an underwriter of securities.



                           MANAGEMENT


Trustees and Officers

         The Trustees and principal officers of the Trust and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, N.Y. 10105. Those Trustees whose names are preceded by an asterisk are "interested persons" of the Trust as determined under the Act. Each Trustee and officer is also a director, trustee or officer of other registered investment companies sponsored by Alliance Capital Management L.P. (the "Adviser").

Trustees

         DAVE H. WILLIAMS3 , 64, Chairman, is Chairman of the
Board of Directors of Alliance Capital Management Corporation
("ACMC")4 *, sole general partner of the Adviser with which he has been associated since prior to 1991.

         JOHN D. CARIFA,* 51, is the President, Chief Operating
Officer, and a Director of ACMC with which he has been associated since prior to 1991.

         SAM Y. CROSS, 69, was, since prior to December 1991, Executive Vice President of The Federal Reserve Bank of New York and manager for foreign operations for The Federal Reserve System. He is also a director of Fuji Bank and Trust Co. His address is 200 East 66th Street, New York, New York 10021.

         CHARLES H. P. DUELL, 58, is President of Middleton Place Foundation with which he has been associated since prior to 1991. He is also a Director of GRC International, Inc., a Trustee Emeritus of the National Trust for Historic Preservation and serves on the Board of Architectural Review, City of Charleston. His address is Middleton Place Foundation, Ashley River Road, Charleston, South Carolina 29414.

         WILLIAM H. FOULK, JR., 64, is an independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1991. His address is 2 Hekma Road, Greenwich, CT 06831.

         ELIZABETH J. McCORMACK, 74, is an Associate of Rockefeller Family and Associates (philanthropic organization) and has been since prior to 1991. She is a Director of Philip Morris, Inc., Champion International Corporation and The American Savings Bank. She is a Trustee of Hamilton College, and a Member of the Board of Overseers Managers of Swarthmore College and the Memorial Sloan-Kettering Cancer Center. Her address is 30 Rockefeller Plaza, New York, New York 10112.

         DAVID K. STORRS, 52, is an independent consultant.  He
was formerly President of The Common Fund (investment management for educational institutions) with which he had been associated since prior to 1991.  His address is 65 South Gate Lane,
Southport, Connecticut 06490.
____________________

3.  An "interested person" of the Fund as defined in the Act.

4.  For purposes of this Statement of Additional Information,
    ACMC refers to Alliance Capital Management Corporation, the sole general partner of the Adviser, and to the predecessor general partner of the Adviser of the same name.

         SHELBY WHITE, 58, is an author and financial journalist.
Her address is One Sutton Place South, New York, New York 10022.


Officers


         RONALD M. WHITEHILL - President, 58, is a Senior Vice
President of ACMC and President of Alliance Cash Management
Services with which he has been associated since 1993.
Previously, he was Senior Vice President and Managing Director of
Reserve Fund since prior to 1991.

         JOHN R. BONCZEK - Senior Vice President, 36, is a Vice
President of ACMC with which he has been associated since prior to 1991.

         KATHLEEN A. CORBET - Senior Vice President, 36, has been a Senior Vice President of ACMC since July 1993. Previously, she held various responsibilities as head of Equitable Capital Management Corporation's Fixed Income Management Department, Private Placement Secondary Trading and Fund Management since prior to 1991.

         ROBERT I. KURZWEIL - Senior Vice President, 45, has been a Vice President of ACMC since May 1994. Previously, he was Vice President of Sales and Business Development for Automatic Data Processing with which he had been associated since prior to 1991.

         WAYNE D. LYSKI - Senior Vice President, 55, is an
Executive Vice President of ACMC with which he has been associated since prior to 1991.

         PATRICIA NETTER - Senior Vice President, 45, is a Vice
President of ACMC with which she has been associated since prior to 1991.

         RONALD R. VALEGGIA - Senior Vice President, 49, is a
Senior Vice President of ACMC with which he has been associated since prior to 1991.

         DREW BIEGEL - Vice President, 45, is a Vice President of
ACMC which he has been associated with since prior to 1991.

         JOHN F. CHIODI, Jr. - Vice President, 30, is a Vice
President of ACMC with which he has been associated since prior to 1991.

         DORIS T. CILIBERTI - Vice President, 32, is an Assistant
Vice President of ACMC with which she has been associated since prior to 1991.

         WILLIAM J. FAGAN - Vice President, 34, is an Assistant
Vice President of ACMC with which he has been associated since prior to 1991.

         JOSEPH R. LASPINA -Vice President, 36, is an Assistant
Vice President of ACMC with which he has been associated since prior to 1991.

         LINDA D. NEIL - Vice President, 36, is an Assistant Vice
President of ACMC with which she has been associated since August
1993.  Previously, she was an Associate Director of The Reserve
Fund since prior to 1991.

         RAYMOND J. PAPERA - Vice President, 40, is a Vice
President of ACMC with which he has been associated since prior to 1991.

         PAMELA F. RICHARDSON - Vice President, 43, is a Vice
President of ACMC with which she has been associated since prior to 1991.

         EDMUND P. BERGAN, Jr. - Secretary, 46, is a Senior Vice
President and General Counsel of Alliance Fund Distributors, Inc.
("AFD") with which he has been associated since prior to 1991.

         MARK D. GERSTEN - Treasurer and Chief Financial Officer,
46, is a Senior Vice President of Alliance Fund Services, Inc.
("AFS") and AFD with which he has been associated since prior to 1991.

         JOSEPH J. MANTINEO - Controller, 37, is a Vice President of AFS with which he has been associated since prior to 1991.



         As of October 16, 1996,the Trustees and officers as a group owned less than 1% of the share of the Fund.



         The Fund does not pay any fees to, or reimburse expenses of, its Trustees who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Trustees during its fiscal year ended June 30, 1996, the aggregate compensation paid to each of the Trustees during calendar year 1995 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of funds in the Alliance Fund Complex with respect to which each of the Trustees serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund

Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                    Total Number
                                                    of Funds in
                                                    the Alliance
                                    Total           Fund Complex
                                    Compensation    Including the
                                    from the        Fund, as to
                                    Alliance        which the
                   Aggregate        Fund Complex,   Trustee is a
Name of Trustee    Compensation     Including the   Director or
of the Fund        from the Fund    Fund            Trustee

Dave H. Williams            $-0-                $-0-               6
John D. Carifa              $-0-                $-0-              50
Sam Y. Cross                $2,596              $ 14,250           3
Charles H.P. Duell          $2,596              $ 15,000           3
William H. Foulk, Jr.       $3,000              $143,500          31
Elizabeth J. McCormack      $2,243              $ 12,000           3
David K. Storrs             $2,596              $ 12,000           3
Shelby White                $2,596              $ 13,500           3


The Adviser


         Alliance Capital Management L.P., a New York Stock Exchange listed company with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Board of Directors.



         The Adviser is a leading international investment manager supervising client accounts with assets as of June 30, 1996 of more than $168 billion (of which more than $55 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds and included as of June 30, 1996, 33 of the FORTUNE 100 companies. As of that date, the Adviser and its subsidiaries employed approximately 1,450 employees who operated out of domestic offices and the offices of subsidiaries in Bombay, Istanbul, London, Paris, Sao Paulo, Sydney, Tokyo, Toronto, Bahrain, Luxembourg and Singapore. The 51 registered investment companies comprising more than 100 separate investment portfolios managed by the Adviser currently have more than two million shareholders.

         Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"), a holding company controlled by AXA, a French insurance holding company. As of June 30, 1996, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser ("Units"). As of June 30, 1996, approximately 33% and 10% of the Units were owned by the public and employees of the Adviser and its subsidiaries, respectively, including employees of the Adviser who serve as Trustees of the Fund



         As of March 1, 1996, AXA and its subsidiaries owned approximately 63.9% of the issued and outstanding shares of capital stock of ECI. AXA is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities in France, the United States, Australia, the United Kingdom, Canada and other countries, principally in the Asia Pacific area. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities in the United States, Europe and the Asia Pacific area. Based on information provided by AXA, as of March 1, 1996, 42.1% of the issued ordinary shares (representing 53.4% of the voting power) of AXA were owned by Midi Participations, a French holding company ("Midi"). The shares of Midi were, in turn, owned 61.4% (representing 62.5% of the voting power) by Finaxa, a French holding company, and 38.6% (representing 37.5% of the voting power) by subsidiaries of Assicurazioni Generali S.p.A., an Italian corporation (one of which, Belgica Insurance Holding S.A., a Belgian corporation, owned 30.8%, representing 33.1% of the voting power). As of March 1, 1996, 61.1% of the voting shares (representing 73.4% of the voting power) of Finaxa were owned by five French mutual insurance companies (the "Mutuelles AXA") (one of which, AXA Assurances I.A.R.D. Mutuelle, owned 34.7% of the voting shares representing 40.4% of the voting power), and 25.5% of the voting shares of Finaxa (representing 16% of the voting power) were owned by Banque Paribas, a French bank. Including the ordinary shares owned by Midi, as of March 1, 1996, the Mutuelles AXA directly or indirectly owned 51% of the issued ordinary shares (representing 64.7% of the voting power) of AXA. Acting as a group, the Mutuelles AXA control AXA, Midi and Finaxa.



         Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Trustees of the Trust who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund without charge with management supervision and assistance and office facilities. Under the Advisory Agreement, the Fund pays an advisory fee at an annual rate of .50 of 1% of the first $1.25 billion of the average daily net value of the Fund's net assets, .49 of 1% of the next $.25 billion of such assets, .48 of 1% of the next $.25 billion of such assets, .47 of 1% of the next $.25 billion of such assets,
 .46 of 1% of the next $1 billion of such assets and .45 of 1% of the average daily value of the Fund's net assets in excess of $3 billion. The fee is accrued daily and paid monthly. The Adviser will reimburse the Fund to the extent that its net expenses (excluding taxes, brokerage, interest and extraordinary expenses) exceed 1% of its average daily net assets for any fiscal year. For the fiscal years ended June 30, 1994, 1995 and 1996, the Adviser received from the Fund advisory fees of $10,429,368, $11,459,444 and $19,411,685, respectively. In accordance with the Distribution Services Agreement described below, the Fund may pay a portion of advertising and promotional expenses in connection with the sale of shares of the Fund. The Fund also pays for printing of prospectuses and other reports to shareholders and all expenses and fees related to registration and filing with the Securities and Exchange Commission and with state regulatory authorities. The Fund pays all other expenses incurred in its operations, including the Adviser's management fees; custody, transfer and dividend disbursing expenses; legal and auditing costs; clerical, administrative accounting, and other office costs; fees and expenses of Trustees who are not affiliated with the Adviser; costs of maintenance of the Trust's existence; and interest charges, taxes, brokerage fees, and commissions. As to the obtaining of clerical and accounting services not required to be provided to the Fund by the Adviser under the Advisory Agreement, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser; if so done, the services are provided to the Fund at cost and the payments therefor must be specifically approved in advance by the Trustees. The Fund paid to the Adviser a total of $136,000, $149,500 and $162,000 in respect of such services for the fiscal years ended June 30, 1994, 1995 and 1996, respectively.

         The Fund has made arrangements with certain broker-dealers whose customers are Fund shareholders pursuant to which the broker-dealers perform shareholder servicing functions, such as opening new shareholder accounts, processing purchase and redemption transactions, and responding to inquiries regarding the Fund's current yield and the status of shareholder accounts. The Fund pays for the electronic communications equipment maintained at the broker-dealers' offices that permits access to the Fund's computer files and, in addition, reimburses the broker-dealers at cost for personnel expenses involved in providing the services. All such reimbursements must be approved in advance by the Trustees. For the fiscal years ended June 30, 1994, 1995 and 1996, the Fund reimbursed such broker-dealers a total of $610,537, $556,217 and $928,072, respectively.



         The Advisory Agreement became effective on July 22, 1992. Continuance of the Advisory Agreement until June 30, 1997 was approved by the vote, cast in person by all the Trustees of the Trust who neither were interested persons of the Trust nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on June 3, 1996.


         The Advisory Agreement remains in effect from year to year provided that such continuance is specifically approved at least annually by a vote of a majority of the outstanding shares of the Fund or by the Fund's Trustees including in either case approval by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons as defined in the Act. The Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by a vote of the outstanding voting securities of the Fund; it will automatically terminate in the event of assignment. The Adviser is not liable for any action or inaction with regard to its obligations under the Advisory Agreement as long as it does not exhibit willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations.

Distribution Services Agreement

         Rule 12b-1 adopted by the Securities and Exchange
Commission under the Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares in accordance with a duly adopted and approved plan. The Fund has entered into a Distribution Services
Agreement (the "Agreement") which includes a plan adopted pursuant to Rule 12b-1 (the "Plan") with Alliance Fund

Distributors, Inc. (the "Distributor") and the Adviser, which applies to both series of the Trust. Pursuant to the Plan, the Fund pays to the Adviser a Rule 12b-1 distribution services fee which may not exceed an annual rate of .25 of 1% of the Trust's (equal to each of its series') aggregate average daily net assets. In addition, under the Agreement the Adviser makes payments for distribution assistance and for administrative and accounting services from its own resources which may include the management fee paid by the Fund.


         Payments under the Agreement are used in their entirety for (i) payments to broker-dealers and other financial intermediaries, including the Fund's Distributor, for distribution assistance and to banks and other depository institutions for administrative and accounting services, and (ii) otherwise promoting the sale of shares of the Fund such as by paying for the preparation, printing and distribution of prospectuses and other promotional materials sent to existing and prospective shareholders and by directly or indirectly purchasing radio, television, newspaper and other advertising. In approving the Agreement the Trustees determined that there was a reasonable likelihood that the Agreement would benefit the Trust and its shareholders. During the fiscal year ended June 30, 1996, the Fund made payments to the Adviser for expenditures under the Agreement in amounts aggregating $10,256,491 which constituted
 .25% at an annual rate of the Fund's average daily net assets during the period, and the Adviser made payments from its own resources as described above aggregating $11,012,507. Of the $21,268,998 paid by the Adviser and the Fund under the Agreement, $301,000 was paid for advertising, printing and mailing of prospectuses to persons other than current shareholders; and $20,967,998 was paid to broker-dealers and other financial intermediaries for distribution assistance.


         The administrative and accounting services provided by banks and other depository institutions may include, but are not limited to, establishing and maintaining shareholder accounts, sub-accounting, processing of purchase and redemption orders, sending confirmations of transactions, forwarding financial reports and other communications to shareholders and responding to shareholder inquiries regarding the Trust. The State of Texas requires that shares of the Fund may be sold in that state only by dealers or other financial institutions that are registered there as broker-dealers. As interpreted by courts and administrative agencies, certain laws and regulations limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Fund's management based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the administrative and accounting services described above. The Trustees will consider appropriate modifications to the Trust's operations, including discontinuance of payments under the Agreement to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services.

         The Treasurer of the Trust reports the amounts expended under the Agreement and the purposes for which such expenditures were made to the Trustees on a quarterly basis. Also, the Agreement provides that the selection and nomination of disinterested Trustees (as defined in the Act) are committed to the discretion of the disinterested Trustees then in office.


         The Agreement became effective on July 22, 1992. Continuance of the Agreement until June 30, 1997 was approved by the vote, cast in person by all the Trustees of the Trust who neither were interested persons of the Trust nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on June 3, 1996. The Agreement may be continued annually thereafter if approved by a majority vote of the Trustees who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Agreement or in any related agreement, cast in person at a meeting called for that purpose.


         All material amendments to the Agreement must be approved by a vote of the Trustees, including a majority of the disinterested Trustees, cast in person at a meeting called for that purpose, and the Agreement may not be amended in order to increase materially the costs which the Fund may bear pursuant to the Agreement without the approval of a majority of the outstanding shares of the Fund. The Agreement may also be terminated at any time by a majority vote of the disinterested Trustees, or by a majority of the outstanding shares of the Fund or by the Distributor. Any agreement with a qualifying broker-dealer or other financial intermediary may be terminated without penalty on not more than sixty days' written notice by a vote of the majority of non-party Trustees, by a vote of a majority of the outstanding shares of the Fund, or by the Distributor and will terminate automatically in the event of its assignment.

         The Agreement is in compliance with rules of the National Association of Securities Dealers, Inc. (the "NASD") which became effective July 7, 1993 and which limit the annual asset-based sales charges and service fees that a mutual fund may impose to .75% and .25%, respectively, of average annual net assets.


                PURCHASE AND REDEMPTION OF SHARES


         Generally, shares of the Fund are sold and redeemed on a continuous basis without sales or redemption charges at their net asset value which is expected to be constant at $1.00 per share, although this price is not guaranteed.

         Accounts Not Maintained Through Financial Intermediaries

Opening Accounts -- New Investments

         A. When Funds are Sent by Wire (the wire method permits immediate credit)

              1)   Telephone the Fund toll-free at (800)
                   824-1916. The Fund will ask for the name of the account as you wish it to be registered, address of the account, and taxpayer identification number (social security number for an individual). The Fund will then provide you with an account number.

              2)   Instruct your bank to wire Federal funds
                   (minimum $1,000) exactly as follows:

                   ABA 0110 0002 8
                   State Street Bank and Trust Company
                   Boston, MA  02101
                   Alliance Capital Reserves
                   DDA 9903-279-9

                   Your account name as registered with the Fund
                   Your account number as registered with the Fund

              3)   Mail a completed Application Form to:

                   Alliance Fund Services, Inc.
                   P.O. Box 1520
                   Secaucus, New Jersey  07096-1520

         B.   When Funds are Sent by Check

              1)   Fill out an Application Form.

              2) Mail the completed Application Form along with your check or negotiable bank draft (minimum
                   $1,000), payable to "Alliance Capital
                   Reserves," to Alliance Fund Services, Inc. as in A(3) above.

Subsequent Investments

         A.   Investments by Wire (to obtain immediate credit)

         Instruct your bank to wire Federal funds (minimum $100) to State Street Bank and Trust Company ("State Street Bank") as in A(2) above.

         B.   Investments by Check

         Mail your check or negotiable bank draft (minimum $100), payable to "Alliance Capital Reserves," to Alliance Fund
Services, Inc. as in A(3) above.

         Include with the check or draft the "next investment" stub from one of your previous monthly or interim account statements. For added identification, place your Fund account number on the check or draft.

Investments Made by Check

         Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt and, thus, is then invested in the Fund. Checks drawn on banks which are not members of the Federal Reserve System may take longer to be converted and invested. All payments must be in United States dollars.

         PROCEEDS FROM ANY SUBSEQUENT REDEMPTION BY YOU OF FUND SHARES THAT WERE PURCHASED BY CHECK OR ELECTRONIC FUNDS TRANSFER WILL NOT BE FORWARDED TO YOU UNTIL THE FUND IS REASONABLY ASSURED THAT YOUR CHECK OR ELECTRONIC FUNDS TRANSFER HAS CLEARED, UP TO FIFTEEN DAYS FOLLOWING THE PURCHASE DATE. If the redemption request during such period is in the form of a Fund check, the check will be marked "insufficient funds" and be returned unpaid to the presenting bank.

Redemptions

         C.   By Telephone

         You may withdraw any amount from your account on any Fund business day (i.e., any weekday exclusive of days on which the New York Stock Exchange or State Street Bank is closed) between 9:00 a.m. and 5:00 p.m. (New York time) via orders given to Alliance Fund Services, Inc. by telephone toll-free (800) 824-1916. Such redemption orders must include your account name as registered with the Fund and the account number.

         If your telephone redemption order is received by Alliance Fund Services, Inc. prior to 12:00 Noon (New York time), we will send the proceeds in Federal funds by wire to your designated bank account that day. The minimum amount for a wire is $1,000. If your telephone redemption order is received by Alliance Fund Services, Inc. after 12:00 Noon and before 4:00 p.m., we will wire the proceeds the next business day. You also may request that proceeds be sent by check to your designated bank. Redemptions are made without any charge to you.

         During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this statement of additional information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Neither the Fund nor the Adviser, or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

         D.   By Check-Writing

         With this service, you may write checks made payable to any payee in any amount of $100 or more. Checks cannot be written for more than the principal balance (not including any accrued dividends) in your account. First, you must fill out the Signature Card which is with the Application Form. If you wish to establish this check-writing service, subsequent to the opening of your Fund account, contact the Fund by telephone or mail. There is no separate charge for the check-writing service, except that State Street Bank will impose its normal charges for checks which are returned unpaid because of insufficient funds or for checks upon which you have placed a stop order.

The check-writing service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented to State Street Bank for payment.

         E.   By Mail

         You may withdraw any amount from your account at any time by mail. Written orders for withdrawal, accompanied by duly endorsed certificates, if issued, should be mailed to Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520. Such orders must include the account name as registered with the Fund and the account number. All written orders for redemption, and accompanying certificates, if any, must be signed by all owners of the account with the signatures guaranteed by an institution which is an "eligible guarantor" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.



                     Additional Information


         Shareholders maintaining Fund accounts through brokerage firms and other institutions should be aware that such institutions necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to State Street Bank. Should an investor place a transaction order with such an institution after its deadline, the institution may not effect the order with the Fund until the next business day.
Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, the Fund's Distributor accepts purchase orders from its customers up to 2:15 p.m. for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

         Orders for the purchase of Fund shares become effective at the next transaction time after Federal funds or bank wire monies become available to State Street Bank for a shareholder's investment. Federal funds are a bank's deposits in a Federal Reserve Bank. These funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available funds; similar immediate availability is accorded monies received at State Street Bank by bank wire. Money transmitted by a check drawn on a member of the Federal Reserve

System is converted to Federal funds in one business day following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments
(including checks from individual investors) must be in United
States dollars.

         All shares purchased are confirmed to each shareholder and are credited to his or her account at the net asset value.
To avoid unnecessary expense to the Fund and to facilitate the immediate redemption of shares, share certificates, for which no charge is made, are not issued except upon the written request of a shareholder. Certificates are not issued for fractional shares. Shares for which certificates have been issued are not eligible for any of the optional methods of withdrawal; namely, the telephone, telegraph, check-writing or periodic redemption procedures. The Fund reserves the right to reject any purchase order.


         Arrangements for Telephone Redemptions. If you wish to use the telephone redemption procedure, indicate this on your Application Form and designate a bank and account number to receive the proceeds of your withdrawals. If you decide later that you wish to use this procedure, or to change instructions already given, send a written notice to Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520, with your signature guaranteed by an institution which is an eligible guarantor. For joint accounts, all owners must sign and have their signatures guaranteed.


         Automatic Investment Program. A shareholder may purchase shares of the Fund through an automatic investment program through a bank that is a member of the National Automated Clearing House Association. Purchases can be made on a Fund business day each month designated by the shareholder. Shareholders wishing to establish an automatic investment program should write or telephone the Fund or Alliance Fund Service, Inc. at (800) 221-5672.

         Retirement Plans. The Fund's objectives of safety of principal, excellent liquidity and maximum current income to the extent consistent with the first two objectives may make it a suitable investment vehicle for part or all of the assets held in various tax-deferred retirement plans. The Fund has available forms of individual retirement account (IRA), simplified employee pension plans (SEP), 403(b)(7) plans and employer-sponsored retirement plans (Keogh or HR10 Plan). Certain services described in this prospectus may not be available to retirement accounts and plans. Persons desiring information concerning these plans should write or telephone the Fund or AFS at (800) 221-5672.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of The Equitable Life Assurance Society of the United States, is the custodian under these plans. The custodian charges a nominal account establishment fee and a nominal annual maintenance fee. A portion of such fees is remitted to AFS to compensate that organization for services rendered to retirement plan accounts maintained with the Fund.

         Periodic Distribution Plans. Without affecting your right to use any of the methods of redemption described above, by checking the appropriate boxes on the Application Form, you may elect to participate additionally in the following plans without any separate charge. Under the Income Distribution Plan you receive monthly payments of all the income earned in your Fund account, with payments forwarded by check or electronically via the Automated Clearing House ("ACH") network shortly after the close of the month. Under the Systematic Withdrawal Plan, you may request payments by check or electronically via the ACH network in any specified amount of $50 or more each month or in any intermittent pattern of months. If desired, you can order, via a signature-guaranteed letter to the Fund, such periodic payments to be sent to another person. Shareholders wishing either of the above plans electronically through the ACH network should write or telephone the Fund or AFS at (800) 221-5672.

         The Fund has the right to close out an account if it has a zero balance on December 31 and no account activity for the first six months of the subsequent year. Therefore, unless this has occurred, a shareholder with a zero balance, when reinvesting, should continue to use his account number. Otherwise, the account should be re-opened pursuant to procedures described above or through instructions given to a financial intermediary.

         A "business day," during which purchases and redemptions of Fund shares can become effective and the transmittal of redemption proceeds can occur, is considered for Fund purposes as any weekday, exclusive of national holidays, on which the New York Stock Exchange is closed and Good Friday; if one of these holidays falls on a Saturday or Sunday purchases and redemptions will likewise not be processed on the preceding Friday or the following Monday, respectively. However, on any such day that is an official bank holiday in Massachusetts, neither purchases nor wire redemptions can become effective because Federal funds cannot be received or sent by State Street Bank. On such days, therefore, the Fund can only accept redemption orders for which shareholders desire remittance by check. The right of redemption may be suspended or the date of a redemption payment postponed for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), when trading on the New York Stock Exchange is restricted, or an emergency (as determined by the Securities and Exchange Commission) exists, or the Securities and Exchange Commission has ordered such a suspension for the protection of shareholders. The value of a shareholder's investment at the time of redemption may be more or less than his or her cost, depending on the market value of the securities held by the Fund at such time and the income earned.



        DAILY DIVIDENDS-DETERMINATION OF NET ASSET VALUE


         All net income of the Fund is determined after the close of each business day, currently 4:00 p.m. New York time (and at such other times as the Trustees may determine) and is paid immediately thereafter pro rata to shareholders of record via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

         Net income consists of all accrued interest income on Fund portfolio assets less the Fund's expenses applicable to that dividend period. Realized gains and losses are reflected in net asset value and are not included in net income. Net asset value per share is expected to remain constant at $1.00 since all net income is declared as a dividend each time net income is determined.

         The valuation of the Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of the Fund may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

         The Fund utilizes the amortized cost method of valuation of portfolio securities in accordance with the provisions of Rule 2a-7 under the Act. Pursuant to such rule, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less and invests only in securities of high quality. The Fund also purchases instruments which, at the time of investment having remaining maturities of no more than one year, which maturities may extend to 397 days. The Fund maintains procedures designed to stabilize, to the extent reasonably possible, the price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Trustees at such intervals as they deem appropriate to determine whether and to what extent the net asset value of the Fund calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, should be initiated. In the event the Trustees determine that such a deviation may result in material dilution or other unfair results to new investors or existing shareholders, they will consider corrective action which might include (1) selling instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; (2) withholding dividends of net income on shares; or (3) establishing a net asset value per share using available market quotations or equivalents. There can be no assurance, however, that the Fund's net asset value per share will remain constant at $1.00.

         The net asset value of the shares is determined each business day at 12:00 Noon and 4:00 p.m. (New York time). The net asset value per share is calculated by taking the sum of the value of the Fund's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.



                              TAXES


         The Fund has qualified in each fiscal year to date and intends to qualify in each future year to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") and, as such, will not be liable for Federal income and excise taxes on the net income and capital gains distributed to its shareholders. Since the Fund distributes all of its net income and capital gains, the Fund itself should thereby avoid all Federal income and excise taxes.

         For shareholders' Federal income tax purposes, all distributions by the Fund out of interest income and net realized short-term capital gains are treated as ordinary income, and distributions of long-term capital gains, if any, are treated as long-term capital gains irrespective of the length of time the shareholder held shares in the Fund. Since the Fund derives nearly all of its gross income in the form of interest and the balance in the form of short-term capital gains, it is expected that for corporate shareholders, none of the Fund's distributions will be eligible for the dividends-received deduction under current law.



                       GENERAL INFORMATION


         Portfolio Transactions. Subject to the general supervision of the Trustees of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. Because the Fund invests in securities with short maturities, there is a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and net asset value of the Fund's shares since the Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis which does not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.


         The Fund has no obligations to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. During the fiscal years ended June 30, 1994, 1995 and 1996, the Fund paid no brokerage commissions.


         Capitalization. All shares of the Fund, when issued, are fully paid and non-assessable. The Trustees are authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval.

Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of additional classes would be governed by the Act and the law of the Commonwealth of Massachusetts. Shares of each portfolio are normally entitled to one vote for all purposes. Generally, shares of all portfolios vote as a single series for the election of Trustees and on any other matter affecting all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio vote as separate classes. Certain procedures for the removal by shareholders of trustees of investment trusts, such as the Fund, are set forth in Section 16(c) of the Act.


         At October 16, 1996, there were 5,263,277,362 shares of beneficial interest of the Fund outstanding. To the knowledge of the Fund the following persons owned of record, and no person owned beneficially, 5% or more of the outstanding shares of the Fund as of October 16, 1996:



Name and Address                  No. of Shares      % of Fund

Robert W. Baird & Co.             370,264,300.4230     7.03%
As Agent, Omnibus A/C For
Exclusive Benefit Of Customers
First Wisconsin Bldg.
777 East Wisconsin Ave.
Milwaukee WI  53202-5302


    Legal Matters. The legality of the shares offered hereby has been passed upon by Seward & Kissel, New York, New York, counsel for the Fund and the Adviser. Seward & Kissel has relied upon the opinion of Sullivan & Worcester, Boston, Massachusetts, for matters relating to Massachusetts law.

    Accountants. An opinion relating to the Fund's financial statements is given herein by McGladrey & Pullen, LLP, New York,
New York, independent auditors for the Fund.

    Yield Quotations. Advertisements containing yield quotations for the Fund may from time to time be sent to investors or placed in newspapers, magazines or other media on behalf of the Fund. These advertisements may quote performance rankings, ratings or data from independent organizations or financial publications such as Lipper Analytical Services, Inc., Morningstar, Inc.,

IBC's Money Fund Report, IBC's Money Market Insight or Bank Rate Monitor or compare the Fund's performance to bank money market deposit accounts, certificates of deposit or various indices. Such yield quotations are calculated in accordance with the standardized method referred to in Rule 482 under the Securities Act of 1933. Yield quotations are thus determined by (i) computing the net changes over a seven-day period, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of such period, (ii) dividing the net change in account value by the value of the account at the beginning of such period, and (iii) multiplying such base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent.
The Fund's effective annual yield represents a compounding of the annualized yield according to the following formula:

effective yield = [(base period return + 1) 365/7] - 1.


    The Fund's yield for the seven-day period ended June 30, 1996 was 4.44% which is the equivalent of a 4.54% compounded effective yield. Current yield information can be obtained by a recorded message by telephoning toll-free at (800) 221-9513.


    Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Securities and Exchange Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the Commission's offices in Washington, D.C.

                            APPENDIX


A-1+, A-1, Prime-1, Fitch-1 and Duff 1 Commercial Paper Ratings

    "A-1+" is the highest, and "A-1" the second highest, commercial paper ratings assigned by Standard & Poor's and "Prime-1" is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Standard & Poor's uses the numbers 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A", while Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime". Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics: liquidity ratios are better than industry average; long-term debt rating is A or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow are in an upward trend; and typically, the issuer is a strong company in a well-established industry and has superior management.
Commercial paper issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk; margins of support for current indebtedness are large or stable with cash flow and asset protection well assured; current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available; and while protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper rated "Fitch-1" is considered to be the highest grade paper and is regarded as having the strongest degree of assurance for timely payment. Commercial paper issues rated "Duff 1" by Duff & Phelps, Inc. have the following characteristics: very high certainty of timely payment, excellent liquidity factors supported by strong fundamental protection factors, and risk factors which are very small.

AAA & AA and Aaa & Aa Bond Ratings

    Bonds rated AAA and Aaa have the highest ratings assigned to debt obligations by Standard & Poor's and Moody's, respectively. Standard & Poor's AAA rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA by Standard & Poor's also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Moody's Aaa rating indicates the ultimate degree of protection as to principal and interest. Moody's Aa rated bonds, though also high-grade issues, are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger.

















































                               33
00250122.AE3

STATEMENT OF NET ASSETS
JUNE 30, 1996                                         ALLIANCE CAPITAL RESERVES
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY+                              YIELD         VALUE
------------------------------------------------------------------------
           COMMERCIAL PAPER-63.4%
           ABBEY NATIONAL
$ 20,000   7/26/96                                 5.06%     $19,929,722
  23,800   11/29/96                                5.35       23,265,922
           ABN AMRO N. AMERICAN FINANCE
  30,000   10/25/96                                4.96       29,520,533
  50,000   2/14/97                                 5.38       48,296,334
           AES BARBERS POINT INC.
  20,000   7/12/96                                 5.35       19,967,306
           AGA CAPITAL CORP.
  25,200   7/10/96                                 5.31       25,166,547
           AKZO NOBEL, INC.
   6,000   7/23/96                                 5.30        5,980,567
  10,000   8/30/96                                 5.30        9,911,667
  25,000   11/27/96                                5.30       24,451,597
  25,000   8/05/96                                 5.32       24,870,694
           ALLIANZ OF AMERICA FINANCE CORP.
  17,500   7/25/96                                 5.30       17,438,167
  32,646   8/15/96                                 5.30       32,429,720
  24,535   8/20/96                                 5.30       24,354,395
  22,200   7/23/96                                 5.35       22,127,418
           ASI FUNDING
  16,000   8/15/96                                 5.32       15,893,600
           BANCA CRT FINANCIAL CORP.
  35,000   7/08/96                                 5.33       34,963,726
           BANCO NACIONAL DE COMERICO
  37,500   7/15/96                                 5.18       37,424,458
           BAYER, INC.
  42,500   7/08/96                                 5.30       42,456,201
  30,000   9/04/96                                 5.40       29,707,500
           BETA FINANCE CORP.
  15,000   9/12/96*                                5.20       14,841,833
           BHF FINANCE DELAWARE, INC.
  31,000   10/18/96                                5.30       30,502,536
  48,000   7/08/96                                 5.31       47,950,440
  25,000   7/08/96                                 5.32       24,974,139
           CAISSE D'AMORTISSEMENT
  45,000   7/22/96                                 5.34       44,859,825
  40,000   9/19/96                                 5.37       39,522,667
  25,000   10/21/96                                5.40       24,580,000
  85,000   10/24/96                                5.40       83,533,750
           CAISSE DES DEPOTS ET CONSIGNATIONS
  70,000   7/17/96                                 5.33%      69,834,178
  56,600   7/22/96                                 5.34       56,423,691
  75,000   7/25/96                                 5.34       74,733,000
           CEMEX
  25,000   8/22/96                                 5.30       24,808,611
           CHIAO TUNG BANK CO., LTD.
  30,000   8/05/96                                 4.98       29,854,750
   6,180   10/15/96                                5.35        6,082,648
           CLIPPER RECEIVABLES CORP.
  55,000   7/11/96                                 5.35       54,918,264
           COMMERZBANK
  80,000   8/21/96                                 5.36       79,392,533
           COMMONWEALTH BANK OF AUSTRALIA
  50,000   7/23/96                                 5.34       49,836,833
           COPLEY FINANCING CORP.
  18,000   7/24/96                                 5.40       17,937,900
           CREGEM NORTH AMERICA, INC.
  50,000   8/21/96                                 4.98       49,647,250
           DRESDNER U.S. FINANCE, INC.
  22,500   8/26/96                                 4.98       22,325,702
           DUPONT (E. I.) DE NEMOURS & CO.
  30,000   7/11/96                                 5.32       29,955,666
  15,000   7/15/96                                 5.32       14,968,967
           EKSPORTFINANS
  22,000   7/02/96                                 5.30       21,996,761
   9,000   7/25/96                                 5.32        8,968,080
  18,150   8/05/96                                 5.33       18,055,948
           ELECTRICITE DE FRANCE
  25,000   11/21/96                                5.30       24,473,681
           ELECTRICITY CORP. OF NEW ZEALAND, LTD.
  20,000   11/08/96                                5.33       19,615,056
  14,000   1/30/97                                 5.40       13,552,700
  20,000   1/31/97                                 5.40       19,358,000
           EQUIPMENT INTERMEDIATION PARTNERSHIP
  20,000   7/08/96                                 5.33       19,979,272
           FINANCE ONE FUNDING CORP.
  10,000   8/21/96                                 5.30        9,924,917
  10,100   7/02/96                                 5.32       10,098,507


1



STATEMENT OF NET ASSETS (CONTINUED)                   ALLIANCE CAPITAL RESERVES
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY+                              YIELD         VALUE
------------------------------------------------------------------------
           FORD MOTOR CREDIT CORP.
$100,000   7/12/96                                 5.32%    $ 99,837,444
  15,000   7/01/96                                 5.37       14,999,999
           GENERAL ELECTRIC CAPITAL SERVICES INC.
  50,000   8/21/96                                 5.38       49,618,917
  50,000   8/22/96                                 5.38       49,611,444
  50,000   8/26/96                                 5.38       49,581,556
           GENERALE BANK
  35,000   8/09/96                                 5.31       34,798,663
           GOVERNMENT DEVELOPMENT BANK OF
           PUERTO RICO
  17,000   9/03/96                                 5.33       16,838,915
  10,000   9/04/96                                 5.33        9,903,764
           IMI FUNDING CORP.
  12,000   8/26/96                                 5.30       11,901,067
  11,306   10/30/96                                5.30       11,104,596
  51,406   12/03/96                                5.36       50,219,664
  12,000   11/29/96                                5.42       11,727,193
           J.P. MORGAN & CO., INC.
  60,000   7/01/96                                 5.56       60,000,000
           KINGDOM OF SWEDEN
  30,000   12/19/96                                5.32       29,241,900
  50,000   1/10/97                                 5.38       48,557,861
  20,000   2/10/97                                 5.38       19,330,489
           KREDIETBANK N.A. FINANCE CORP.
 110,500   7/08/96                                 5.35      110,385,049
           MEC FINANCE USA, INC.
  15,000   7/24/96                                 5.16       14,950,550
           MITSUBISHI INTERNATIONAL CORP.
   7,000   7/15/96                                 5.30        6,985,572
  30,000   8/27/96                                 5.30       29,748,250
  24,000   9/03/96                                 5.35       23,771,734
  10,000   8/15/96                                 5.36        9,933,000
           MORGAN STANLEY GROUP, INC.
  40,000   7/15/96                                 5.30       39,917,556
  75,000   7/11/96                                 5.33       74,888,958
           OLD LINE FUNDING CORP.
  30,000   7/18/96                                 5.33       29,924,492
           PACIFIC DUNLOP LTD.
  15,000   7/19/96                                 5.33       14,960,025
           PEMEX CAPITAL INC.
  10,000   7/23/96                                 5.30        9,967,611
  20,000   8/06/96                                 5.32       19,893,599
           RANGER FUNDING
  25,121   7/08/96                                 5.32%      25,095,014
           REPUBLIC NEW YORK CORPORATION
  20,000   8/20/96                                 5.35       19,851,389
  25,000   9/20/96                                 5.40       24,696,250
           SIGMA FINANCE, INC.
  33,500   8/15/96*                                4.88       33,295,859
  14,000   9/05/96*                                5.35       13,862,684
           SUMITOMO CORP. OF AMERICA
   4,000   8/22/96                                 5.31        3,969,320
  20,000   8/21/96                                 5.32       19,849,267
  10,000   9/16/96                                 5.34        9,885,783
  20,000   9/12/96                                 5.35       19,783,028
   5,000   9/26/96                                 5.35        4,935,354
  17,000   7/12/96                                 5.37       16,972,106
           TASMANIAN PUBLIC FINANCE CORP.
  16,100   8/08/96                                 5.33       16,009,420
           TRANSAMERICA CORP.
  24,035   7/08/96                                 5.32       24,010,138
           UBS FINANCE DELAWARE, INC.
  15,600   7/02/96                                 5.39       15,597,664
 100,000   7/01/96                                 5.55      100,000,000
           UNI FUNDING, INC.
  16,000   7/26/96                                 5.30       15,941,111
           UNILEVER CAPITAL CORP.
  24,000   10/25/96                                4.94       23,617,973
           VATTENFALL TREASURY, INC.
  20,000   7/22/96                                 5.30       19,938,167
  45,000   10/16/96                                5.37       44,281,762
           WESTPAC CAPITAL CORP.
  50,000   9/09/96                                 5.21       49,493,472
           WMC FINANCE, LTD.
  15,500   7/19/96                                 5.33       15,458,693
  13,500   7/17/96                                 5.35       13,467,900
           XEROX CREDIT CORP.
  17,000   8/06/96                                 5.35       16,909,050

           Total Commercial Paper
           (amortized cost $3,045,185,451)                 3,045,185,451


2



                                                      ALLIANCE CAPITAL RESERVES
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY+                              YIELD         VALUE
------------------------------------------------------------------------
           CERTIFICATES OF DEPOSIT-20.2%
           ABN AMRO
$ 18,000   5.12%, 9/06/96                          5.15%    $ 17,998,997
           AMERICAN EXPRESS CENTURION BANK
  50,000   5.35%, 7/08/96                          5.35       50,000,000
           BANK OF TOKYO
  90,000   5.50%, 7/15/96                          5.50       90,000,000
           BANQUE NATIONALE DE PARIS
  10,000   5.38%, 8/06/96                          5.37       10,000,099
   5,000   5.39%, 8/13/96                          5.35        5,000,203
           BARCLAYS BANK
  50,000   5.32%, 7/23/96                          5.31       50,000,184
  60,000   5.33%, 7/23/96                          5.32       60,000,364
           BARNETT BANK OF SOUTH FLORIDA
  84,000   5.39%, 7/08/96                          5.42       83,999,249
           BAYERISCHE HYPOBANK
  67,000   5.38%, 7/16/96                          5.35       66,999,590
           BAYERISCHE LANDESBANK
   6,000   5.33%, 7/01/96                          5.33        6,000,000
           DEUTSCHE BANK
  20,000   5.48%, 1/03/97                          5.65       19,974,244
  24,000   5.53%, 4/02/97                          5.80       23,951,633
           DRESDNER BANK
  40,000   5.90%, 6/03/97                          5.90       40,000,000
           HARRIS TRUST & SAVINGS
  40,000   5.40%, 8/09/96                          5.40       39,999,965
           HESSISCHE LANDESBANK
  10,000   5.10%, 9/06/96                          5.15        9,999,093
  25,000   5.70%, 4/29/97                          5.80       24,979,638
           NATIONAL BANK OF DETROIT
  85,000   5.43%, 8/26/96                          5.42       85,001,307
           NATIONAL WESTMINSTER BANK
  50,000   5.33%, 7/12/96                          5.32       50,000,174
           NORINCHUKIN BANK
  30,000   5.48%, 7/26/96                          5.47       30,000,205
  40,000   5.56%, 7/10/96                          5.55       40,000,099
           SANWA BANK
  18,000   5.41%, 7/12/96                          5.44       17,999,800
  19,000   5.44%, 7/12/96                          5.43       19,000,058
           SOCIETE GENERALE N.A., INC.
  36,000   5.33%, 7/02/96                          5.34       35,999,983
           SUMITOMO BANK
  45,000   5.40%, 7/02/96                          5.39       45,000,012
           WESTPAC BANK
  50,000   5.06%, 8/21/96                          5.03%      50,002,072

           Total Certificates of Deposit
           (amortized cost $971,906,969)                     971,906,969

           CORPORATE OBLIGATIONS-5.8%
           BETA FINANCE CORP.
  20,000   5.41%, 9/25/96 FRN*                     5.41       20,000,000
           FIRST BANK OF SIOUX FALLS
           SOUTH DAKOTA, NA
 100,000   5.34%, 7/03/96                          5.36       99,999,876
           GENERAL ELECTRIC CAPITAL CORP.
  25,000   7.85%, 7/17/96                          5.80       25,021,151
           GOLDMAN SACHS GROUP L.P.
 100,000   5.49%, 9/13/96 FRN                      5.49      100,000,000
           TOYOTA MOTOR CREDIT CORP.
  35,000   5.00%, 2/26/97                          5.10       34,973,606

           Total Corporate Obligations
           (amortized cost $279,994,633)                     279,994,633

           U.S. GOVERNMENT AND AGENCY OBLIGATIONS-5.3%
           AID HOUSING GUARANTY PROJECT PORTUGAL
  12,500   5.94%, 12/01/16 FRN                     5.94       12,500,000
           FEDERAL FARM CREDIT BANK
  50,000   5.21%, 1/22/97 FRN                      5.25       49,989,173
           FEDERAL HOME LOAN BANK
  20,000   5.27%, 11/13/96 FRN                     5.34       19,994,992
  50,000   5.30%, 10/16/96 FRN                     5.43       49,982,206
  42,500   5.83%, 1/31/97 FRN                      5.27       42,636,547
           FEDERAL NATIONAL MORTGAGE ASSOCIATION
  25,000   5.41%, 9/27/96 FRN                      5.41       25,000,000
           OVERSEAS PRIVATE INVESTMENT CORP.
   1,250   5.94%, 6/10/97 FRN                      5.94        1,250,000
           U.S. TREASURY NOTES
  25,000   6.63%, 3/31/97                          5.15       25,265,235
  25,000   7.50%, 1/31/97                          5.09       25,333,880

           Total U.S. Government and
           Agency Obligations
           (amortized cost $251,952,033)                     251,952,033


3



STATEMENT OF NET ASSETS (CONTINUED)                   ALLIANCE CAPITAL RESERVES
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY+                              YIELD         VALUE
------------------------------------------------------------------------
           BANK OBLIGATIONS-3.7%
           BANK OF NEW YORK
$ 40,000   5.14%, 9/09/96                          5.15%    $ 39,999,242
           INTERAMERICAN DEVELOPMENT BANK
  12,746   6.75%, 2/14/97                          5.10       12,862,906
           MORGAN GUARANTY TRUST CO.
  55,000   5.50%, 1/08/97                          5.50       55,000,000
           WACHOVIA BANK
  45,000   5.34%, 1/03/97 FRN                      5.45       44,978,842
  25,000   6.20%, 8/05/96                          5.22       25,021,018

           Total Bank Obligations
           (amortized cost $177,862,008)                     177,862,008

           REPURCHASE AGREEMENTS-0.8%
           MORGAN STANLEY REPO
  25,000   5.15%, dated 6/28/96, due 7/01/96
           in the amount of $25,010,729
           (cost $25,000,000; collateralized
           by $22,695,000 U.S. Treasury Bond,
           7.875%, 2/15/21, value $25,712,519)     5.15       25,000,000
           STATE STREET BANK AND TRUST CO.
  10,800   5.10%, dated 6/28/96, due 7/01/96
           in the amount of $10,804,590
           (cost $10,800,000; collateralized
           by $11,530,000 Federal National
           Mortgage Assn, 7.00%, 1/01/26,
           value $11,097,625)                      5.10%      10,800,000

           Total Repurchase Agreements
           (amortized cost $35,800,000)                       35,800,000

           TIME DEPOSIT-0.5%
           INDUSTRIAL BANK OF JAPAN
  25,000   5.25%, 7/01/96

           (amortized cost $25,000,000)            5.25       25,000,000

           TOTAL INVESTMENTS-99.7%
           (amortized cost $4,787,701,094)                 4,787,701,094
           Other assets less liabilities-0.3%                 16,378,184

           NET ASSETS-100%
           (offering and redemption price of
           $1.00 per share; 4,804,786,512
           shares outstanding)                            $4,804,079,278


+ All securities either mature or their interest rate changes in one year or less.
*  Restricted securities (see Note F).

   Glossary:
   FRN - Floating Rate Note

   See notes to financial statements.


4



STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 1996                              ALLIANCE CAPITAL RESERVES
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                        $233,464,369

EXPENSES
  Advisory fee (Note B)                             $19,411,685
  Distribution assistance and administrative
    service (Note C)                                 11,346,563
  Transfer agency (Note B)                            8,164,363
  Registration fees                                     878,348
  Printing                                              563,546
  Custodian fees                                        527,866
  Audit and legal fees                                   46,690
  Trustees' fees                                         15,995
  Miscellaneous                                          70,910
  Total expenses                                                    41,025,966
  Net investment income                                            192,438,403

REALIZED LOSS ON INVESTMENTS
  Net realized loss on investments                                     (46,151)

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $192,392,252


See notes to financial statements.


5



STATEMENTS OF CHANGES IN NET ASSETS                   ALLIANCE CAPITAL RESERVES
_______________________________________________________________________________

                                                  YEAR ENDED       YEAR ENDED
                                                 JUNE 30,1996     JUNE 30,1995
                                               ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                         $ 192,438,403   $  113,392,834
  Net realized loss on investments                    (46,151)        (525,149)
  Net increase in net assets from operations      192,392,252      112,867,685

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                          (192,438,403)    (113,392,834)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net increase (Note E)                         1,780,033,338      607,356,139
  Total increase                                1,779,987,187      606,830,990

NET ASSETS
  Beginning of year                             3,024,092,091    2,417,261,101
  End of year                                  $4,804,079,278   $3,024,092,091


See notes to financial statements.


6



NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1996                                         ALLIANCE CAPITAL RESERVES
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Capital Reserves (the "Trust") is an open-end diversified investment company registered under the Investment Company Act of 1940. The Trust consists of two portfolios: Alliance Capital Reserves (the "Portfolio") and Alliance Money Reserves. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. As a matter of fundamental policy, each Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities all of which, at the time of investment, have remaining maturities of 397 days or less. The following is a summary of significant accounting policies followed by the Portfolio.

1. VALUATION OF SECURITIES
Securities in which the Portfolio invests are traded primarily in the over-the-counter market and are valued at amortized cost, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to maturity.

2. TAXES
It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to its shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. DIVIDENDS
The Portfolio declares dividends daily and automatically reinvests such dividends in additional shares at net asset value. Net realized capital gains on investments, if any, are expected to be distributed near year end.

4. GENERAL
Interest income is accrued as earned. Security transactions are recorded on a trade date basis. Realized gain (loss) from security transactions is recorded on the identified cost basis. It is the Portfolio's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements.

NOTE B: ADVISORY FEE AND TRANSACTIONS WITH AN AFFILIATE OF THE ADVISER
The Portfolio pays its Adviser, Alliance Capital Management L.P., an advisory fee at the annual rate of .50 of 1% on the first $1.25 billion of average daily net assets; .49 of 1% on the next $.25 billion; .48 of 1% on the next $.25 billion; .47 of 1% on the next $.25 billion; .46 of 1% on the next $1 billion; and .45 of 1% in excess of $3 billion. The Adviser has agreed to reimburse the Portfolio to the extent that its annual aggregate expenses (excluding taxes, brokerage, interest and, where permitted, extraordinary expenses) exceed 1% of its average daily net assets for any fiscal year. No reimbursement was required for the year ended June 30, 1996. The Portfolio compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $5,068,973 for the year ended June 30, 1996.

NOTE C: DISTRIBUTION ASSISTANCE AND ADMINISTRATIVE SERVICES PLAN
Under this Plan, the Portfolio pays the Adviser a distribution fee at an annual rate of up to .25 of 1% of the average daily value of the Portfolio's net assets.

The Plan provides that the Adviser will use amounts payable under the Plan in their entirety for (i) payments to broker-dealers and other financial intermediaries, including the Portfolio's distributor, for distribution assistance and payments to banks and other depository institutions for administrative and accounting services and (ii) otherwise promoting the sale of shares of the Portfolio. For the year ended June 30, 1996, the distribution fee amounted to $10,256,491. In addition, the Portfolio reimbursed certain broker-dealers for administrative costs incurred in connection with providing shareholder services, accounting, bookkeeping, legal and compliance support. For the year ended June 30, 1996, such payments by the Portfolio amounted to $1,090,072 of which $162,000 was paid to the Adviser.


7



NOTES TO FINANCIAL STATEMENTS (CONTINUED)             ALLIANCE CAPITAL RESERVES
_______________________________________________________________________________

NOTE D: INVESTMENT TRANSACTIONS
At June 30, 1996, the cost of securities for federal income tax purposes was the same as the cost for financial reporting purposes. At June 30, 1996 the Portfolio had a capital loss carryforward of $707,234 of which $85,995 expires in 2001, $49,939 expires in 2002, $525,149 expires in 2003 and $46,151 expires in 2004.

NOTE E: TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
An unlimited number of shares ($.001 par value) are authorized. At June 30, 1996, capital paid-in aggregated $4,804,786,512. Transactions, all at $1.00 per share, were as follows:

                                                 YEAR ENDED        YEAR ENDED
                                                   JUNE 30,          JUNE 30,
                                                    1996              1995
                                             ----------------  ----------------
Shares sold                                   21,097,386,036    11,681,203,006
Shares issued on reinvestments of dividends      192,438,403       113,392,834
Shares redeemed                              (19,509,791,101)  (11,187,239,701)
Net increase                                   1,780,033,338       607,356,139


NOTE F: RESTRICTED SECURITIES
The following securities are restricted as to resale except among qualified institutional investors such as the Portfolio.

                                                                   DATE% OF NET
SECURITY                                  ACQUIRED       VALUE        ASSETS
-------------------------------           --------    -----------  ------------
Beta Finance Corp., 5.20%,
  9/12/96 Commercial Paper                 3/12/96    $14,841,833      0.31%
Beta Finance Corp., 5.41%,
  9/25/96 FRN                              9/25/95     20,000,000      0.42
Sigma Finance, Inc., 4.88%,
  8/15/96 Commercial Paper                 2/13/96     33,295,859      0.69
Sigma Finance, Inc., 5.35%,
  9/05/96 Commercial Paper                 6/06/96     13,862,684      0.29
                                                      -----------     ------
                                                      $82,000,376      1.71%


8



                                                      ALLIANCE CAPITAL RESERVES
_______________________________________________________________________________

NOTE G: FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each year.

                                                                 YEAR ENDED JUNE 30,
                                            ----------------------------------------------------------
                                                1996        1995        1994        1993        1992
                                            ----------  ----------  ----------  ----------  ----------
Net asset value, beginning of year           $  1.00     $  1.00     $  1.00     $  1.00     $  1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                          .0471       .0447       .0255       .0266       .0438
Net realized gain on investments                  -0-         -0-         -0-      .0003       .0013
Net increase in net assets from operations     .0471       .0447       .0255       .0269       .0451

LESS: DISTRIBUTIONS
Dividends from net investment income          (.0471)     (.0447)     (.0255)     (.0266)     (.0438)
Distributions from net realized gains             -0-         -0-         -0-     (.0003)     (.0013)
Total dividends and distributions             (.0471)     (.0447)     (.0255)     (.0269)     (.0451)
Net asset value, end of year                 $  1.00     $  1.00     $  1.00     $  1.00     $  1.00

TOTAL RETURNS
Total investment return based on:
  net asset value (a)                           4.82%       4.57%       2.58%       2.73%       4.61%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in millions)         $4,804      $3,024      $2,417      $2,112      $1,947
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.00%       1.00%       1.00%       1.00%       1.00%
  Expenses, before waivers and
    reimbursements                              1.00%       1.03%       1.03%       1.00%       1.00%
  Net investment income                         4.69%       4.51%       2.57%       2.65%       4.37%


(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.


9



INDEPENDENT AUDITOR'S REPORT                          ALLIANCE CAPITAL RESERVES
_______________________________________________________________________________

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS ALLIANCE CAPITAL RESERVES PORTFOLIO

We have audited the accompanying statement of net assets of Alliance Capital Reserves Portfolio as of June 30, 1996 and the related statements of operations, changes in net assets, and financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1996, by correspondence with the custodian.

An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Capital Reserves Portfolio as of June 30, 1996, and the results of its operations, changes in its net assets, and its financial highlights for the periods indicated, in conformity with generally accepted accounting principles.


McGladrey & Pullen, LLP
New York, New York
July 26, 1996

(LOGO) (R)                             ALLIANCE CAPITAL
                                       - Alliance Money Reserves


P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672


               STATEMENT OF ADDITIONAL INFORMATION
                      November 1, 1996


                        TABLE OF CONTENTS

                                                           Page

    The Fund............................................   2

    Investment Objective and Policies...................   2

    Investment Restrictions.............................   8

    Management..........................................   10

    Purchase and Redemption of Shares...................   19

    Additional Information..............................   23

    Daily Dividends-Determination of Net Asset Value....   25

    Taxes...............................................   27

    General Information.................................   27

    Appendix-Commercial Paper and Bond Ratings..........   31

    Financial Statements................................   33-37

    Independent Auditor's Report........................   38



This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Fund's current Prospectus dated November 1, 1996. A copy of the Prospectus may be obtained by contacting the Fund at the address or telephone number shown above.

(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

                            THE FUND


         Alliance Money Reserves (the "Fund") is one of two portfolios of Alliance Capital Reserves (the "Trust"), a diversified, open-end investment company. The other portfolio, also named Alliance Capital Reserves, is described in a separate Prospectus and Statement of Additional Information, which may be obtained from Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520, toll free (800) 221-5672.



                INVESTMENT OBJECTIVE AND POLICIES



         The Fund's objective is maximum current income, to the extent it is consistent with safety of principal and liquidity. As a matter of fundamental policy, the Fund pursues its objective by maintaining a portfolio of high quality U.S. dollar-denominated money market securities, all of which at the time of investment have remaining maturities not exceeding one year or less (which maturities pursuant to Rule 2a-7 under the Investment Company Act of 1940 as amended, (the "Act"), may extend to 397 days). Accordingly, the Fund may make the following investments diversified by maturities and issuers:

         1. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association and Tennessee Valley Authority. Some of the securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, and still others are supported only by the credit of the agency or instrumentality.

         2. Certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks or savings and loan associations (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.
The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

         3. Commercial paper, including variable amount master demand notes, of high quality [i.e. rated A-1 or A-2 by Standard & Poor's Corporation ("Standard & Poor's"), Prime-1 or Prime-2 by Moody's Investors Service, Inc., ("Moody's") Fitch-1 or Fitch-2 by Fitch Investors Service, Inc., or Duff 1 or Duff 2 by Duff & Phelps Inc. or, if not rated, issued by U.S. or foreign companies which have an outstanding debt issue rated AAA, AA or A by Standard & Poor's, or Aaa, Aa or A by Moody's and participation interests in loans extended by banks to such companies.] For a description of such ratings see the Appendix. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

         4. Repurchase agreements that are collateralized in full each day by liquid securities of the types listed above. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Repurchase agreements may be entered into only with those banks (including State Street Bank and Trust Company, the Fund's Custodian) or broker-dealers ("vendors") that are eligible under the procedures adopted by the Trustees of the Trust for evaluating and monitoring such vendors' credit-worthiness. For each repurchase agreement, the Fund requires continual maintenance of the market value of underlying collateral in amounts equal to, or in excess of, the agreement amount. While the maturities of the underlying collateral may exceed one year, the term of the repurchase agreement is always less than one year. In the event that a vendor defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor became bankrupt, the Fund might be delayed in selling the collateral. Repurchase agreements often are for short periods such as one day or a week, but may be longer. Repurchase agreements not terminable within seven days will be limited to no more than 10% of the Fund's assets.5 Pursuant to Rule 2a-7, a repurchase agreement is deemed to be an acquisition of the underlying securities provided that the obligation of the seller to repurchase the securities from the money market fund is collateralized fully (as defined in such Rule). Accordingly, the vendor of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

         Reverse Repurchase Agreements. While the Fund has no plans to do so, it may enter into reverse repurchase agreements, which involve the sale of money market securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.

         Asset-backed Securities. The Fund may invest in asset-backed securities that meet its existing diversification, quality and maturity criteria. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer. It is the Fund's current intention to limit its investment in such securities to not more than 5% of its net assets.

         Liquid Restricted Securities. The Fund may purchase restricted securities that are determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act of 1933 (the "Securities Act").

____________________

5.  As used throughout the Prospectus and Statement of Additional
    Information, the term "assets" shall refer to the Fund's total assets.

         In recent years, a large institutional market has developed for certain types of restricted securities including, among others, private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because they are sold in transactions not requiring registration. For example, commercial paper issues in which the Fund may invest include, among others, securities issued by major corporations without registration under the Securities Act in reliance on the exemption from registration afforded by Section 3(a)(3) of such Act and commercial paper issued in reliance on the private placement exemption from registration which is afforded by
Section 4(2) of the Securities Act ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must also be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Institutional investors, rather than selling these instruments to the general public, often depend on an efficient institutional market in which such restricted securities can be readily resold in transactions not involving a public offering. In many instances, therefore, the existence of contractual or legal restrictions on resale to the general public does not, in practice, impair the liquidity of such investments from the perspective of institutional holders. In recognition of this fact, the Staff of the Securities and Exchange Commission has stated that Section 4(2) paper may be determined to be liquid by the Fund's Trustees, so long as certain conditions, which are described below, are met.

         In 1990, in part to enhance the liquidity in the institutional markets for restricted securities, the SEC adopted Rule 144A under the Securities Act to establish a safe harbor from the Securities Act's registration requirements for resale of certain restricted securities to qualified institutional buyers.
Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be resold in reliance on the safe harbor of Rule 144A. Pursuant to Rule 144A, the institutional restricted securities markets may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders on a timely basis. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of Rule 144A and the consequent inception of the PORTAL System sponsored by the National Association of Securities Dealers, Inc., an automated system for the trading, clearance and settlement of unregistered securities.

         The Fund's Trustees have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Trustees have delegated the function of making day-to-day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Trustees. The Adviser takes into account a number of factors in determining whether a restricted security being considered for purchase is liquid, including at least the following:

              (i)  the frequency of trades and quotations
                   for the security;

             (ii)  the number of dealers making quotations
                   to purchase or sell the security;

            (iii) the number of other potential purchasers of the security;

             (iv) the number of dealers undertaking to make a market in the security;

              (v) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer); and

             (vi)  any applicable Securities and Exchange
                   Commission interpretation or position
                   with respect to such types of securities.

         To make the determination that an issue of Section 4(2) paper is liquid, the Adviser must conclude that the following conditions have been met:

              (i) the Section 4(2) paper must not be traded flat or in default as to principal or interest; and

             (ii) the Section 4(2) paper must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO; if the security is unrated, Alliance must determine that the security is of equivalent quality.

         The Adviser must also consider the trading market for the specific security, taking into account all relevant factors.

         Following the purchase of a restricted security by the Fund, the Adviser monitors continuously the liquidity of such security and reports to the Trustees regarding purchases of liquid restricted securities.

         The Fund may make investments in certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, foreign branches of U.S. banks and U.S. and foreign branches of foreign banks, and commercial paper issued by foreign companies. To the extent that the Fund makes such investments, consideration is given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, the lower level of government supervision of issuers, the difficulty in enforcing contractual obligations and the lack of uniform accounting and financial reporting standards. There can be no assurance, as is true with all investment companies, that the Fund's objective will be achieved. The market value of the Fund's investments tends to decrease during periods of rising interest rates and to increase during intervals of falling rates.

         Net income to shareholders is aided both by the Fund's ability to make investments in large denominations and by its efficiencies of scale. Also, the Fund may seek to improve portfolio income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in money markets. The Fund's investment objective may not be changed without the affirmative vote of a majority of the Fund's outstanding shares as defined below. Except as otherwise provided, the Fund's investment policies are not designated "fundamental policies" within the meaning of the Act and may, therefore, be changed by the Trustees of the Trust without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to shareholders.

         Rule 2a-7 under the Act.  The Fund will comply with Rule
2a-7 under the Act, as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule.

         Currently, pursuant to Rule 2a-7, the Fund may invest only in U.S. dollar-denominated "eligible securities" (as that term is defined in the Rule) that have been determined by the Adviser to present minimal credit risks pursuant to procedures approved by the Trustees. Generally, an eligible security is a security that (i) has a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO. A security that originally had a maturity of greater than 397 days is an eligible security if its remaining maturity at the time of purchase is 397 calendar days or less and the issuer has outstanding short-term debt that would be an eligible security. Unrated securities may also be eligible securities if the Adviser determines that they are of comparable quality to a rated eligible security pursuant to guidelines approved by the Trustees. A description of the ratings of some NRSROs appears in the Appendix attached hereto.

         Under Rule 2a-7 the Fund may not invest more than five percent of its assets in the securities of any one issuer other than the United States Government, its agencies and instrumentalities. In addition, the Fund may not invest in a security that has received, or is deemed comparable in quality to a security that has received, the second highest rating by the requisite number of NRSROs (a "second tier security") if immediately after the acquisition thereof the Fund would have invested more than (A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities.



                     INVESTMENT RESTRICTIONS



         The following restrictions may not be changed without the affirmative vote of a majority of the Fund's outstanding shares, which means the vote of (1) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares, whichever is less.

         The Fund:

         1. May not purchase any security which has a maturity date more than one year6 from the date of the Fund's purchase;


____________________

6.  Which maturity, pursuant to Rule 2a-7, may extend to 397 day.

         2. May not invest more than 25% of its assets in the securities of issuers conducting their principal business activities in any one industry provided that for purposes of this restriction (a) there is no limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and interest-bearing savings deposits and (b) neither all finance companies as a group nor all utility companies as a group are considered a single industry:

         3. May not invest more than 5% of its assets in the securities of any one issuer (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities), except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation;

         4. May not invest in more than 10% of any one class of an issuer's outstanding securities (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities);

         5. May not borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in aggregate amounts not to exceed 15% of the Fund's assets and to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and the Fund will not purchase any investment while any such borrowings exist;

         6. May not pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with any borrowing mentioned above, including reverse repurchase agreements, and in an aggregate amount not to exceed 15% of the Fund's assets;

         7. May not make loans, provided that the Fund may purchase money market securities and enter into repurchase agreements;

         8. May not enter into repurchase agreements if, as a result thereof, more than 10% of the Fund's assets would be subject to repurchase agreements not terminable within seven days
(which may be considered to be illiquid); or

         9. May not (a) make investments for the purpose of exercising control; (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate, or interests therein), commodities or commodity contracts, interests in oil, gas and other mineral exploration or other development programs; (d) purchase securities on margin; (e) make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof; (f) invest in securities of issuers (other than agencies and instrumentalities of the United States Government) having a record, together with predecessors, of less than three years of continuous operation if more than 5% of the Fund's assets would be invested in such securities; (g) purchase or retain securities of any issuers if those officers and trustees of the Fund and employees of the Adviser who own individually more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or (h) act as an underwriter of securities.



                           MANAGEMENT



Trustees and Officers

         The Trustees and principal officers of the Trust and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, New York 10105. Those Trustees whose names are preceded by an asterisk are "interested persons" of the Trust as determined under the Act. Each Trustee and officer is also a director, trustee or officer of other registered investment companies sponsored by Alliance Capital Management L.P. (the "Adviser").

Trustees

         DAVE H. WILLIAMS, 64,7 Chairman, is Chairman of the
Board of Directors of Alliance Capital Management Corporation
("ACMC"),8 sole general partner of the Adviser with which he has
____________________

7.  An "interested person" of the Fund as defined in the Act.

8.  For purposes of this Statement of Additional Information,
    ACMC refers to Alliance Capital Management Corporation, the sole general partner of the Adviser, and to the predecessor general partner of the Adviser of the same name.

been associated since prior to 1991.

         JOHN D. CARIFA, 51,9 is the President, Chief Operating
Officer, and a Director of ACMC with which he has been associated since prior to 1991.

         SAM Y. CROSS, 69, was, since prior to December 1991, Executive Vice President of The Federal Reserve Bank of New York and manager for foreign operations for The Federal Reserve System. He is also a director of Fuji Bank and Trust Co. His address is 200 East 66th Street, New York, New York 10021. General partner of the Adviser of the same name.

         CHARLES H. P. DUELL, 58, is President of Middleton Place Foundation with which he has been associated since prior to 1991. He is also a Director of GRC International, Inc., a Trustee Emeritus of the National Trust for Historic Preservation and serves on the Board of Architectural Review, City of Charleston. His address is Middleton Place Foundation, Ashley River Road, Charleston, South Carolina 29414.

         WILLIAM H. FOULK, JR., 64, is an independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1991. His address is 2 Hekma Road, Greenwich, CT 06831.

         ELIZABETH J. McCORMACK, 74, is an Associate of Rockefeller Family and Associates (philanthropic organization) and has been since prior to 1991. She is a Director of Philip Morris, Inc., Champion International Corporation and The American Savings Bank. She is a Trustee of Hamilton College, and a Member of the Board of Overseers Managers of Swarthmore College and the Memorial Sloan-Kettering Cancer Center. Her address is 30 Rockefeller Plaza, New York, New York 10112.

         DAVID K. STORRS, 52, is an independent consultant. He was formerly President of The Common Fund (investment management for educational institutions) with which he had been since prior to 1991. His address is 65 South Gate Lane, Southport,
Connecticut 06490.

         SHELBY WHITE, 58, is an author and financial journalist.
Her address is One Sutton Place South, New York, New York 10022.




____________________

9.  An "interested person" of the Fund as defined in the Act.

Officers

         RONALD M. WHITEHILL - President, 58, is a Senior Vice
President of ACMC and President of Alliance Cash Management
Services with which he has been associated since 1993.
Previously, he was Senior Vice President and Managing Director of
Reserve Fund since prior to 1991.

         JOHN R. BONCZEK - Senior Vice President, 36, is a Vice
President of ACMC with which he has been associated since prior to 1991.

         KATHLEEN A. CORBET - Senior Vice President, 36, has been a Senior Vice President of ACMC since July 1993. Previously, she held various responsibilities as head of Equitable Capital Management Corporation's Fixed Income Management Department, Private Placement Secondary Trading and Fund Management since prior to 1991.

         ROBERT I. KURZWEIL - Senior Vice President, 45, has been a Vice President of ACMC since May 1994. Previously, he was Vice President of Sales and Business Development for Automatic Data Processing with which he had been associated since prior to 1991.

         WAYNE D. LYSKI - Senior Vice President, 55, is an
Executive Vice President of ACMC with which he has been associated since prior to 1991.

         PATRICIA NETTER - Senior Vice President, 45, is a Vice
President of ACMC with which she has been associated since prior to 1991.

         RONALD R. VALEGGIA - Senior Vice President, 49, is a
Senior Vice President of ACMC with which he has been associated since prior to 1991.

         DREW BIEGEL - Vice President, 45, is a Vice President of
ACMC which he has been associated with since prior to 1991.

         JOHN F. CHIODI, Jr. - Vice President, 30, is a Vice
President of ACMC with which he has been associated since prior to 1991.

         DORIS T. CILIBERTI - Vice President, 32, is an Assistant
Vice President of ACMC with which she has been associated since prior to 1991.

         WILLIAM J. FAGAN - Vice President, 34, is an Assistant
Vice President of ACMC with which he has been associated since prior to 1991.

         JOSEPH R. LASPINA - Vice President, 36, is an Assistant
Vice President of ACMC with which he has been associated since prior to 1991.

         LINDA D. NEIL - Vice President, 36, is an Assistant Vice
President of ACMC with which she has been associated since August
1993.  Previously, she was an Associate Director of The Reserve
Fund since prior to 1991.

         RAYMOND J. PAPERA - Vice President, 40, is a Vice
President of ACMC with which he has been associated since prior to 1991.

         PAMELA F. RICHARDSON - Vice President, 43, is a Vice
President of ACMC with which she has been associated since prior to 1991.

         EDMUND P. BERGAN, Jr. - Secretary, 46, is a Senior Vice
President and General Counsel of Alliance Fund Distributors, Inc.
("AFD") with which he has been associated since prior to 1991.

         MARK D. GERSTEN - Treasurer and Chief Financial Officer,
46, is a Senior Vice President of Alliance Fund Services, Inc.
("AFS") and AFD with which he has been associated since prior to 1991.

         JOSEPH J. MANTINEO - Controller, 37, is a Vice President of AFS with which he has been associated since prior to 1991.

         As of October 16, 1996, the Trustees and officers as a group owned less than 1% of the shares of the Fund.

         The Fund does not pay any fees to, or reimburse expenses of, its Trustees who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Trustees during its fiscal year ended June 30, 1996, the aggregate compensation paid to each of the Trustees during calendar year 1995 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of funds in the Alliance Fund Complex with respect to which each of the Trustees serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                Total Number
                                  Total         of Funds in the
                                  Compensation  Alliance Fund
                                  from the      Complex Including
                                  Alliance      the Fund, as to
                    Aggregate     Fund Complex, which the Trustee
Name of Trustee     Compensation  Including     is a Director
of the Fund         from the Fund the Fund      or Trustee

Dave H. Williams       $-0-         $-0-             6
John D. Carifa         $-0-         $-0-            50
Sam Y. Cross           $1,957       $ 14,250         3
Charles H.P. Duell     $1,957       $ 15,000         3
William H. Foulk, Jr.  $3,000       $143,500        31
Elizabeth J. McCormack $1,582       $ 12,000         3
David K. Storrs        $1,957       $ 12,000         3
Shelby White           $1,957       $ 13,500         3


The Adviser

         Alliance Capital Management L.P., a New York Stock Exchange listed company with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Board of Directors.

         The Adviser is a leading international investment manager supervising client accounts with assets as of June 30, 1996 of more than $168 billion (of which more than $55 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds and included as of June 30, 1996, 33 of the FORTUNE 100 companies. As of that date, the Adviser and its subsidiaries employed approximately 1,450 employees who operated out of domestic offices and the offices of subsidiaries in Bombay, Istanbul, London, Paris, Sao Paulo, Sydney, Tokyo, Toronto, Bahrain, Luxembourg and Singapore. The 51 registered investment companies comprising more than 100 separate investment portfolios managed by the Adviser currently have more than two million shareholders.

         Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable

Companies Incorporated ("ECI"), a holding company controlled by AXA, a French insurance holding company. As of June 30, 1996, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser ("Units"). As of June 30, 1996, approximately 33% and 10% of the Units were owned by the public and employees of the Adviser and its subsidiaries, respectively, including employees of the Adviser who serve as Trustees of the Fund.

         As of March 1, 1996, AXA and its subsidiaries owned approximately 63.9% of the issued and outstanding shares of capital stock of ECI. AXA is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities in France, the United States, Australia, the United Kingdom, Canada and other countries, principally in the Asia Pacific area. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities in the United States, Europe and the Asia Pacific area. Based on information provided by AXA, as of March 1, 1996, 42.1% of the issued ordinary shares (representing 53.4% of the voting power) of AXA were owned by Midi Participations, a French holding company ("Midi"). The shares of Midi were, in turn, owned 61.4% (representing 62.5% of the voting power) by Finaxa, a French holding company, and 38.6% (representing 37.5% of the voting power) by subsidiaries of Assicurazioni Generali S.p.A., an Italian corporation (one of which, Belgica Insurance Holding S.A., a Belgian corporation, owned 30.8%, representing 33.1% of the voting power). As of March 1, 1996, 61.1% of the voting shares (representing 73.4% of the voting power) of Finaxa were owned by five French mutual insurance companies (the "Mutuelles AXA") (one of which, AXA Assurances I.A.R.D. Mutuelle, owned 34.7% of the voting shares representing 40.4% of the voting power), and 25.5% of the voting shares of Finaxa (representing 16% of the voting power) were owned by Banque Paribas, a French bank. Including the ordinary shares owned by Midi, as of March 1, 1996, the Mutuelles AXA directly or indirectly owned 51% of the issued ordinary shares (representing 64.7% of the voting power) of AXA. Acting as a group, the Mutuelles AXA control AXA, Midi and Finaxa.

         Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Trustees of the Trust who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund without charge with management supervision and assistance and office facilities. Under the Advisory Agreement, the Fund pays an advisory fee at an annual rate of .50 of 1% of the first $1.25 billion of the average daily net value of the Fund's net assets, .49 of 1% of the next $.25 billion of such assets, .48 of 1% of the next $.25 billion of such assets, .47 of 1% of the next $.25 billion of such assets,
 .46 of 1% of the next $1 billion of such assets and .45 of 1% of the average daily value of the Fund's net assets in excess of $3 billion. The fee is accrued daily and paid monthly. The Adviser will reimburse the Fund to the extent that its net expenses (excluding taxes, brokerage, interest and extraordinary expenses) exceed 1% of its average daily net assets for any fiscal year. For the fiscal years ended June 30, 1994, 1995 and 1996, the Adviser received from the Fund advisory fees of $8,011,324, $9,690,146 and $9,368,272, respectively. In accordance with the Distribution Services Agreement described below, the Fund may pay a portion of advertising and promotional expenses in connection with the sale of shares of the Fund. The Fund also pays for printing of prospectuses and other reports to shareholders and all expenses and fees related to registration and filing with the Securities and Exchange Commission and with state regulatory authorities. The Fund pays all other expenses incurred in its operations, including the Adviser's management fees; custody, transfer and dividend disbursing expenses; legal and auditing costs; clerical, administrative accounting, and other office costs; fees and expenses of Trustees who are not affiliated with the Adviser; costs of maintenance of the Trust's existence; and interest charges, taxes, brokerage fees, and commissions. As to the obtaining of clerical and accounting services not required to be provided to the Fund by the Adviser under the Advisory Agreement, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser; if so done, the services are provided to the Fund at cost and the payments therefor must be specifically approved in advance by the Trustees. In respect of such services for the fiscal years ended June 30, 1994, 1995 and 1996, the Fund paid to the Adviser a total of $125,000, $140,000 and $139,000, respectively.

         The Fund has made arrangements with certain broker-dealers whose customers are Fund shareholders pursuant to which the broker-dealers perform shareholder servicing functions, such as opening new shareholder accounts, processing purchase and redemption transactions, and responding to inquiries regarding the Fund's current yield and the status of shareholder accounts. The Fund pays for the electronic communications equipment maintained at the broker-dealers' offices that permits access to the Fund's computer files and, in addition, reimburses the broker-dealers at cost for personnel expenses involved in providing the services. All such reimbursements must be approved in advance by the Trustees. For the fiscal years ended June 30,

1994, 1995 and 1996, the Fund reimbursed such broker-dealers a total of $1,446,667, $1,850,063 and $1,657,812, respectively.

         The Advisory Agreement became effective on July 22, 1992. Continuance of the Advisory Agreement until June 30, 1997 was approved by the vote, cast in person by all the Trustees of the Trust who neither were interested persons of the Trust nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on June 3, 1996.

         The Advisory Agreement remains in effect from year to year provided that such continuance is specifically approved annually by a vote of a majority of the outstanding shares of the Fund or by the Fund's Trustees, including in either case approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons as defined by the Act. The Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by a vote of the outstanding voting securities of the Fund; it will automatically terminate in the event of assignment. The Adviser is not liable for any action or inaction with regard to its obligations under the Advisory Agreement as long as it does not exhibit willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations.

Distribution Services Agreement

         Rule 12b-1 adopted by the Securities and Exchange Commission under the Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares in accordance with a duly adopted and approved plan. The Fund has entered into a Distribution Services Agreement (the "Agreement") which includes a plan adopted pursuant to rule 12b-1 (the "Plan") with Alliance Fund Distributors, Inc. (the "Distributor") and the Adviser, which applies to both series of the Trust. Pursuant to the Plan, the Fund pays to the Adviser a Rule 12b-1 distribution services fee, which may not exceed an annual rate of .25 of 1% of the Trust's (equal to each of its series') aggregate average daily net assets. In addition, under the Agreement, the Adviser makes payments for distribution assistance and for administrative and accounting services from its own resources which may include the management fee paid by the Fund.

         Payments under the Agreement are used in their entirety for (i) payments to broker-dealers and other financial intermediaries, including the Trust's Distributor, for distribution assistance and to banks and other depository institutions for administrative and accounting services, and (ii) otherwise promoting the sale of shares of the Fund such as by paying for the preparation, printing and distribution of prospectuses and other promotional materials sent to existing and prospective shareholders and by directly or indirectly purchasing radio, television, newspaper and other advertising. In approving the Agreement, the Trustees determined that there was a reasonable likelihood that the Agreement would benefit the Fund and its shareholders. During the fiscal year ended June 30, 1996, the Fund made payments to the Adviser for expenditures under the Agreement in amounts aggregating $4,699,167 which constituted .25 of 1% at an annual rate of the Fund's average daily net assets and the Adviser made payments from its own resources as described above aggregating $5,418,248. Of the $10,117,415 paid by the Adviser and the Fund under the Agreement, $105,000 was paid for advertising, printing and mailing of prospectuses to persons other than current shareholders; and $10,012,415 was paid to broker-dealers and other financial intermediaries for distribution assistance.

         The administrative and accounting services provided by banks and other depository institutions may include, but are not limited to, establishing and maintaining shareholder accounts, sub-accounting, processing of purchase and redemption orders, sending confirmations of transactions, forwarding financial reports and other communications to shareholders and responding to shareholder inquiries regarding the Trust. The State of Texas requires that shares of the Fund may be sold in that state only by dealers or other financial institutions that are registered there as broker-dealers. As interpreted by courts and administrative agencies, certain laws and regulations limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Trust's management based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the administrative and accounting services described above. The Trustees will consider appropriate modifications to the Trust's operations, including discontinuance of payments under the Agreement to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services.

         The Treasurer of the Trust reports the amounts expended under the Agreement and the purposes for which such expenditures were made to the Trustees on a quarterly basis. Also, the Agreement provides that the selection and nomination of disinterested Trustees (as defined in the Act) are committed to the discretion of the disinterested Trustees then in office.

         The Agreement became effective on July 22, 1992. Continuance of the Agreement until June 30, 1997 was approved by the vote, cast in person by all the Trustees of the Trust who neither were interested persons of the Trust nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on June 3, 1996. The Agreement may be continued annually thereafter if approved by a majority vote of the Trustees who neither are interested of the Trust nor have any direct or indirect financial interest in the Agreement or in any related agreement, cast in person at a meeting called for that purpose.

         All material amendments to the Agreement must be approved by a vote of the Trustees, including a majority of the disinterested Trustees, cast in person at a meeting called for that purpose,and the Agreement may not be amended in order to increase materially the costs which the Fund may bear pursuant to the Agreement without the approval of a majority of the outstanding shares of the Fund. The Agreement may also be terminated at any time by a majority vote of the disinterested Trustees, or by a majority of the outstanding shares of the Fund or by the Distributor. Any agreement with a qualifying broker-dealer or other financial intermediary may be terminated without penalty on not more than sixty days' written notice by a vote of the majority of non-party Trustees, by a vote of a majority of the outstanding shares of the Fund, or by the Distributor and will terminate automatically in the event of its assignment.

         The Agreement is in compliance with rules of the National Association of Securities Dealers, Inc. (the "NASD") which became effective July 7, 1993 and which limit the annual asset-based sales charges and service fees that a mutual fund may impose to .75% and .25%, respectively, of average annual net assets.



                PURCHASE AND REDEMPTION OF SHARES


         Generally, shares of the Fund are sold and redeemed on a continuous basis without sales or redemption charges at their net asset value which is expected to be constant at $1.00 per share, although this price is not guaranteed.

         Accounts Not Maintained Through Financial Intermediaries

Opening Accounts -- New Investments

         A. When Funds are Sent by Wire (the wire method permits immediate credit)

              1) Telephone the Fund toll-free at (800) 824-1916. The Fund will ask for the name of the account as you wish it to be registered, address of the account, and taxpayer identification number, social security number for an individual. The Fund will then provide you with an account number.

              2)   Instruct your bank to wire Federal funds
                   (minimum $1,000) exactly as follows:

                   ABA 0110 0002 8
                   State Street Bank and Trust Company
                   Boston, MA  02101
                   Alliance Money Reserves
                   DDA 9903-279-9

                   Your account name as registered with the Fund
                   Your account number as registered with the Fund

              3)   Mail a completed Application Form to:
                        Alliance Fund Services, Inc.
                        P.O. Box 1520
                        Secaucus, New Jersey  07096-1520

         B.   When Funds are Sent by Check

              1)   Fill out an Application Form.

              2) Mail the completed Application Form along with your check or negotiable bank draft (minimum $1,000), payable to "Alliance Money Reserves," to Alliance Fund Services, Inc. as in A(3) above.

Subsequent Investments

         A.   Investments by Wire (to obtain immediate credit)

         Instruct your bank to wire Federal funds (minimum $100) to State Street Bank and Trust Company ("State Street Bank") as in A(2) above.

         B.   Investments by Check

         Mail your check or negotiable bank draft (minimum $100), payable to "Alliance Money Reserves," to Alliance Fund Services,
Inc. as in A(3) above.

         Include with the check or draft the "next investment" stub from one of your previous monthly or interim account statements. For added identification, place your Fund account number on the check or draft.

Investments Made by Check

         Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt and, thus, is then invested in the Fund. Checks drawn on banks which are not members of the Federal Reserve System may take longer to be converted and invested. All payments must be in United States dollars.

         PROCEEDS FROM ANY SUBSEQUENT REDEMPTION BY YOU OF FUND SHARES THAT WERE PURCHASED BY CHECK OR ELECTRONIC FUNDS TRANSFER WILL NOT BE FORWARDED TO YOU UNTIL THE FUND IS REASONABLY ASSURED THAT YOUR CHECK OR ELECTRONIC FUNDS TRANSFER HAS CLEARED, UP TO FIFTEEN DAYS FOLLOWING THE PURCHASE DATE. If the redemption request during such period is in the form of a Fund check, the check will be marked "insufficient funds" and be returned unpaid to the presenting bank.

Redemptions

         C.   By Telephone

         You may withdraw any amount from your account on any Fund business day (i.e., any weekday exclusive of days on which the New York Stock Exchange or State Street Bank is closed) between 9:00 a.m. and 5:00 p.m. (New York time) via orders given to Alliance Fund Services, Inc. by telephone toll-free (800) 824-1916. Such redemption orders must include your account name as registered with the Fund and the account number.

         If your telephone redemption order is received by Alliance Fund Services, Inc. prior to 12:00 Noon (New York time), we will send the proceeds in Federal funds by wire to your designated bank account that day. The minimum amount for a wire is $1,000. If your telephone redemption order is received by Alliance Fund Services, Inc. after 12:00 Noon and before 4:00 p.m., we will wire the proceeds the next business day. You also may request that proceeds be sent by check to your designated bank. Redemptions are made without any charge to you.

         During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this statement of additional information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Neither the Fund nor the Adviser, or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

         D.   By Check-Writing

         With this service, you may write checks made payable to any payee in any amount of $100 or more. Checks cannot be written for more than the principal balance (not including any accrued dividends) in your account. First, you must fill out the Signature Card which is with the Application Form. If you wish to establish this check-writing service subsequent to the opening of your Fund account, contact the Fund by telephone or mail. There is no separate charge for the check-writing service, except that State Street Bank will impose its normal charges for checks which are returned unpaid because of insufficient funds or for checks upon which you have placed a stop order.

The check-writing service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented to State Street Bank for payment.

         E.   By Mail

         You may withdraw any amount from your account at any time by mail. Written orders for withdrawal, accompanied by duly endorsed certificates, if issued, should be mailed to Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520. Such orders must include the account name as registered with the Fund and the account number. All written orders for redemption, and accompanying certificates, if any, must be signed by all owners of the account with the signatures guaranteed by an institution which is an "eligible guarantor" as defined in Rule 17 Ad-15 under the Securities Exchange Act of 1934, as amended.

                     ADDITIONAL INFORMATION


         Shareholders maintaining Fund accounts through brokerage firms and other institutions should be aware that such institutions necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to State Street Bank. Should an investor place a transaction order with such an institution after its deadline, the institution may not effect the order with the Fund until the next business day. Accord-ingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, the Fund's Distributor accepts purchase orders from its customers up to 2:15 p.m. for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

         Orders for the purchase of Fund shares become effective at the next transaction time after Federal funds or bank wire monies become available to State Street Bank for a shareholder's investment. Federal funds are a bank's deposits in a Federal Reserve Bank. These funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available funds; similar immediate availability is accorded monies received at State Street Bank by bank wire. Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments (including checks from individual investors) must be in United States dollars.

         All shares purchased are confirmed to each shareholder and are credited to his or her account at the net asset value.
To avoid unnecessary expense to the Fund and to facilitate the immediate redemption of shares, share certificates, for which no charge is made, are not issued except upon the written request of a shareholder. Certificates are not issued for fractional shares. Shares for which certificates have been issued are not eligible for any of the optional methods of withdrawal; namely, the telephone, telegraph, check-writing or periodic redemption procedures. The Fund reserves the right to reject any purchase order.

         Arrangements for Telephone Redemptions. If you wish to use the telephone redemption procedure, indicate this on your Application Form and designate a bank and account number to receive the proceeds of your withdrawals. If you decide later that you wish to use this procedure, or to change instructions already given, send a written notice to Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520, with your signature guaranteed by an institution which is an eligible guarantor. For joint accounts, all owners must sign and have their signatures guaranteed.

         Automatic Investment Program. A shareholder may purchase shares of the Fund through an automatic investment program through a bank that is a member of the National Automated Clearing House Association. Purchases can be made on a Fund business day each month designated by the shareholder. Shareholders wishing to establish an automatic investment program should write or telephone the Fund or Alliance Fund Service, Inc. at (800) 221-5672.

         Retirement Plans. The Fund's objectives of safety of principal, excellent liquidity and maximum current income to the extent consistent with the first two objectives may make it a suitable investment vehicle for part or all of the assets held in various tax-deferred retirement plans. The Fund has available forms of individual retirement account (IRA), simplified employee pension plans (SEP), 403(b)(7) plans and employer-sponsored retirement plans (Keogh or HR10 Plan). Certain services described in this prospectus may not be available to retirement accounts and plans. Persons desiring information concerning these plans should write or telephone the Fund or AFS at (800) 221-5672.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of The Equitable Life Assurance Society of the United States, is the custodian under these plans. The custodian charges a nominal account establishment fee and a nominal annual maintenance fee. A portion of such fees is remitted to AFS to compensate that organization for services rendered to retirement plan accounts maintained with the Fund.

         Periodic Distribution Plans. Without affecting your right to use any of the methods of redemption described above, by checking the appropriate boxes on the Application Form, you may elect to participate additionally in the following plans without any separate charge. Under the Income Distribution Plan you receive monthly payments of all the income earned in your Fund account, with payments forwarded by check or electronically via the Automated Clearing House ("ACH") network shortly after the close of the month. Under the Systematic Withdrawal Plan, you may request payments by check or electronically via the ACH network in any specified amount of $50 or more each month or in any intermittent pattern of months. If desired, you can order, via a signature-guaranteed letter to the Fund, such periodic payments to be sent to another person. Shareholders wishing either of the above plans electronically through the ACH network should write or telephone the Fund or AFS at (800) 221-5672.

         The Fund has the right to close out an account if it has a zero balance on December 31 and no account activity for the first six months of the subsequent year. Therefore, unless this has occurred, a shareholder with a zero balance, when reinvesting, should continue to use his account number. Otherwise, the account should be re-opened pursuant to procedures described above or through instructions given to a financial intermediary.

         A "business day," during which purchases and redemptions of Fund shares can become effective and the transmittal of redemption proceeds can occur, is considered for Fund purposes as any weekday exclusive of national holidays on which the New York Stock Exchange is closed and Good Friday; if one of these holidays falls on a Saturday or Sunday purchases and redemptions will likewise not be processed on the preceding Friday or the following Monday, respectively. However, on any such day that is an official bank holiday in Massachusetts, neither purchases nor wire redemptions can become effective because Federal funds cannot be received or sent by State Street Bank. On such days, therefore, the Fund can only accept redemption orders for which shareholders desire remittance by check. The right of redemption may be suspended or the date of a redemption payment postponed for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), when trading on the New York Stock Exchange is restricted, or an emergency (as determined by the Securities and Exchange Commission) exists, or the Securities and Exchange Commission has ordered such a suspension for the protection of shareholders. The value of a shareholder's investment at the time of redemption may be more or less than his or her cost, depending on the market value of the securities held by the Fund at such time and the income earned.



        DAILY DIVIDENDS-DETERMINATION OF NET ASSET VALUE


         All net income of the Fund is determined after the close of each business day, currently 4:00 p.m. (New York time) (and at such other times as the Trustees may determine) and is paid immediately thereafter pro rata to shareholders of record via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

         Net income consists of all accrued interest income on Fund portfolio assets less the Fund's expenses applicable to that dividend period. Realized gains and losses are reflected in net asset value and are not included in net income. Net asset value per share is expected to remain constant at $1.00 since all net income is declared as a dividend each time net income is determined.

         The valuation of the Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of the Fund may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

         The Fund utilizes the amortized cost method of valuation of portfolio securities in accordance with the provisions of Rule 2a-7 under the Act. Pursuant to such rule, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less and invests only in securities of high quality. The Fund also purchases instruments which, at the time of investment, have remaining maturities of no more than one year which maturities may extend to 397 days. The Fund maintains procedures designed to stabilize, to the extent reasonably possible, the price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Trustees at such intervals as they deem appropriate to determine whether and to what extent the net asset value of the Fund calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, should be initiated. In the event the Trustees determine that such a deviation may result in material dilution or other unfair results to new investors or existing shareholders, they will consider corrective action which might include (1) selling instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; (2) withholding dividends of net income on shares; or (3) establishing a net asset value per share using available market quotations or equivalents. There can be no assurance, however, that the Fund's net asset value per share will remain constant at $1.00.

         The net asset value of the shares is determined each business day at 12:00 Noon and 4:00 p.m. (New York time). The net asset value per share is calculated by taking the sum of the value of the Fund's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.



                              TAXES


         The Fund has qualified to date and intends to qualify in each future year to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended, (the "Code"), and as such, will not be liable for Federal income and excise taxes on the net income and capital gains distributed to its shareholders. Since the Fund distributes all of its net income and capital gains, the Fund itself should thereby avoid all Federal income and excise taxes.

         For shareholders' Federal income tax purposes, all distributions by the Fund out of interest income and net realized short-term capital gains are treated as ordinary income, and distributions of long-term capital gains, if any, are treated as long-term capital gains irrespective of the length of time the shareholder held shares in the Fund. Since the Fund derives nearly all of its gross income in the form of interest and the balance in the form of short-term capital gains, it is expected that for corporate shareholders, none of the Fund's distributions will be eligible for the dividends-received deduction under current law.



                       GENERAL INFORMATION


         Portfolio Transactions. Subject to the general supervision of the Trustees of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. Because the Fund invests in securities with short maturities, there is a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and net asset value of the Fund's shares since the Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis which does not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

         The Fund has no obligations to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. During the fiscal years ended June 30, 1994, 1995 and 1996, the Fund paid no brokerage commissions.

         Capitalization. All shares of the Fund, when issued, are fully paid and non-assessable. The Trustees are authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish additional portfolios with different investment objectives, policies or restrictions may create additional classes or series of shares. Any issuance of shares of additional classes would be governed by the Act and the law of the Commonwealth of Massachusetts. Shares of each portfolio are normally entitled to one vote for all purposes. Generally, shares of all portfolios vote as a single series for the election of Trustees and on any other matter affecting all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio vote as separate classes. Certain procedures for the removal by shareholders of trustees of investment trusts, such as the Trust, are set forth in Section 16(c) of the Act.

         At October 16, 1996, there were 859,532,073 shares of beneficial interest of the Fund outstanding. To the knowledge of the Fund the following persons owned of record, and no person owned beneficially, 5% or more of the outstanding shares of the Fund as of October 16, 1996:

Name and Address                  No. of Shares       % of Fund

Bidwell and Co.                   197,891,902.9900      23.02%
Omnibus Account
209 Southwest Oak Street
Portland, OR  97204-2714

Ragen MacKenzie Incorporated      176,666,037.8100      20.05%
as Agent Omnibus A/C for
Exclusive Benefit of Customers
999 3rd Ave., Suite 4300
Seattle, WA  98104-4001

National Financial Svcs. Corp.     74,488,853.3000       8.67%
FBO Our Customers
Attn:  Mike McLaughlin
P.O. Box 3908
Church Street Station
New York, NY  10008-3908


         Legal Matters. The legality of the shares offered hereby has been passed upon by Seward & Kissel, New York, New
York, counsel for the Trust and the Adviser. Seward & Kissel has relied upon the opinion of Sullivan & Worcester, Boston, Massachusetts, for matters relating to Massachusetts law.

         Accountants. An opinion relating to the Fund's financial statements is given herein by McGladrey & Pullen, LLP, New York, New York, independent auditors for the Trust.

         Yield Quotations. Advertisements containing yield quotations for the Fund may from time to time be sent to investors or placed in newspapers, magazines or other media on behalf of the Fund. These advertisements may quote performance rankings, ratings or data from independent organizations or financial publications such as Lipper Analytical Services, Inc., Morningstar, Inc., IBC's Money Fund Report, IBC's Money Market Insight or Bank Rate Monitor or compare the Fund's performance to bank money market deposit accounts, certificates of deposit or various indices. Such yield quotations are calculated in accordance with the standardized method referred to in Rule 482 under the Securities Act of 1933. Yield quotations are thus determined by (i) computing the net changes over a seven-day period, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of such period, (ii) dividing the net change in account value by the value of the account at the beginning of such period, and (iii) multiplying such base period return by (365/7)--with the resulting yield figure carried to the nearest hundredth of one percent. The Fund's effective annual yield represents a compounding of the annualized yield according to the following formula:

effective yield = [(base period return + 1)365/7] - 1.

         Dividends for the seven days ended June 30, 1996, after expense reimbursement, amounted to an annualized yield of 4.48% equivalent to an effective yield of 4.58%. Absent such reimbursement, the annualized yield for such period would have been 4.00%, equivalent to an effective yield of 4.08%. Current yield information can be obtained by a recorded message by telephoning toll-free at (800) 221-9513 or in New York State at
(212) 785-9106.

         Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Trust with the Securities and Exchange Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the Commission's offices in Washington, D.C.































                               64
00250122.AE3

                            APPENDIX


Prime-1, Prime-2, A-1, A-2, Fitch-1, Fitch-2,
Duff 1 and Duff 2 Commercial Paper Ratings

         The Fund will invest only in paper maintaining a high quality rating.

         "Prime-1" is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"), and indicates superior ability for repayment of senior short-term debt obligations. "Prime-2" is the second highest, and denotes a strong, but somewhat lesser degree of assurance. Commercial paper issuers rated "Prime" have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk; margins of support for current indebtedness are large or stable with cash flow and asset protection well assured; current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available; and while protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

         Commercial paper issuers rate "A" by Standard & Poor's have the following characteristics: liquidity ratios are better than industry average; long term debt is "A" or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow are in an upward trend; and typically, the issuer is a strong company in a well-established industry with superior management. Standard & Poor's uses the numbers 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A". The numbers 1 and 2 indicate the relative degree of safety regarding timely payment with "A-1" paper being somewhat higher than "A-3".

         Commercial paper rated "Fitch-1" is considered to be the highest grade paper and is regarded as having the strongest degree of assurance for timely payment. "Fitch-2" is considered very good grade paper and reflects an assurance of timely payment only slightly less in degree than the strongest issue.

         Commercial paper issues rated "Duff 1" by Duff & Phelps, Inc. have the following characteristics: very high certainty of timely payment, excellent liquidity factors supported by strong fundamental protection factors, and risk factors which are very small. Issues rated "Duff 2" have a good certainty of timely payment, sound liquidity factors and company fundamentals, small risk factors, and good access to capital markets.

         Bonds rated "AAA" and "Aaa" have the highest ratings assigned to debt obligations by Standard & Poor's and Moody's, respectively. Standard & Poor's "AAA" rating indicates an extremely strong capacity to pay principal and interest. Bonds rated "AA" by Standard & Poor's also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree. Standard & Poor's "A" rated bonds have a strong capacity to pay interest and repay principal but are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than are higher rated bonds.

         Moody's "Aaa" rating indicates the ultimate degree of protection as to principal and interest. Moody's "Aa" rated bonds, though also high-grade issues, are rated lower than "Aaa" bonds because margins of protection may not be as large, fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appeal somewhat larger. Moody's "A" rated bonds are considered upper medium grade obligations possessing many favorable investment attributes. Although factors giving security to principal and interest are considered adequate, elements may exist which suggest that the bonds may be susceptible to impairment sometime in the future.

























                               A-2
00250122.AE3

STATEMENT OF NET ASSETS
JUNE 30, 1996                                           ALLIANCE MONEY RESERVES
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY+                              YIELD          VALUE
------------------------------------------------------------------------
           COMMERCIAL PAPER-61.4%
           ABN AMRO N. AMERICAN FINANCE
$ 10,000   2/14/97                                 5.38%    $  9,659,267
           AGA CAPITAL, INC.
   3,300   7/08/96                                 5.40        3,296,535
           BAYER, INC.
  10,000   7/08/96                                 5.30        9,989,695
  25,000   8/20/96                                 5.35       24,814,236
           CAISSE D'AMORTISSEMENT
  20,000   7/22/96                                 5.34       19,937,700
  15,000   10/24/96                                5.40       14,741,250
           CAISSE DES DEPOTS ET CONSIGNATIONS
  10,000   7/17/96                                 5.31        9,976,400
  29,000   7/17/96                                 5.33       28,931,302
           CHIAO TUNG BANK CO., LTD.
  20,000   9/16/96                                 5.28       19,774,347
           COMMERZBANK
  20,000   8/21/96                                 5.36       19,848,133
           CORPORATE ASSET SECURITIZATION
           AUSTRALIA
   7,000   8/06/96                                 5.35        6,962,550
           CS FIRST BOSTON
   5,000   7/23/96                                 5.38        4,983,561
           DUPONT (E. I.) DE NEMOURS & CO.
  20,000   7/11/96                                 5.32       19,970,444
           ELECTRICITE DE FRANCE
  13,000   7/22/96                                 5.07       12,961,553
           FINANCE ONE FUNDING CORP.
   5,000   8/07/96                                 5.32        4,972,661
           FORD MOTOR CREDIT CORP.
  18,000   7/12/96                                 5.32       17,970,740
           GENERALE BANK
  15,000   8/09/96                                 5.31       14,913,713
           GOVERNMENT DEVELOPMENT
           BANK OF PUERTO RICO
   6,500   7/18/96                                 5.30        6,483,732
  12,000   8/15/96                                 5.31       11,920,350
           IMI FUNDING CORP.
   8,000   8/26/96                                 5.30        7,934,044
           KINGDOM OF SWEDEN
  20,000   12/19/96                                5.32       19,494,600
           KREDIETBANK N.A. FINANCE CORP.
  19,500   7/08/96                                 5.35       19,479,715
           MEC FINANCE USA INC.
  15,000   7/24/96                                 5.16       14,950,550
           MORGAN STANLEY GROUP, INC.
  10,000   7/15/96                                 5.30%       9,979,389
   9,000   7/11/96                                 5.33        8,986,675
           PACIFIC DUNLOP LTD.
   7,000   7/19/96                                 5.33        6,981,345
           REPUBLIC NEW YORK CORPORATION
  30,000   8/20/96                                 5.35       29,777,083
           SUMITOMO CORP. OF AMERICA
   3,000   8/22/96                                 5.31        2,976,990
  15,000   7/29/96                                 5.32       14,937,933
           UBS FINANCE DELAWARE, INC.
  22,000   7/02/96                                 5.39       21,996,706
           UNI FUNDING, INC.
  14,000   7/26/96                                 5.30       13,948,472
           VATTENFALL TREASURY, INC.
  15,000   7/22/96                                 5.30       14,953,625
           WMC FINANCE, LTD.
   8,000   7/17/96                                 5.35        7,980,978
           XEROX CREDIT CORP.
   7,000   8/06/96                                 5.35        6,962,550

           Total Commercial Paper
           (amortized cost $463,448,824)                     463,448,824

           CERTIFICATES OF DEPOSIT-25.0%
           BANK OF TOKYO
  14,000   5.47%, 8/08/96                          5.47       14,000,000
           BANQUE NATIONALE DE PARIS
  10,000   5.38%, 8/06/96                          5.37       10,000,099
   5,000   5.39%, 8/13/96                          5.35        5,000,203
           BARCLAYS BANK
  15,000   5.33%, 7/23/96                          5.32       15,000,091
           BARNETT BANK
  14,000   5.39%, 7/08/96                          5.45       13,999,826
           BAYERISCHE LANDESBANK
  35,000   5.34%, 7/05/96                          5.39       34,999,809
           DEUTSCHE BANK
  10,000   5.48%, 1/03/97                          5.65        9,987,122
  10,000   5.53%, 4/02/97                          5.80        9,979,847
           DRESDNER BANK
  10,000   5.90%, 6/03/97                          5.90       10,000,000
           HARRIS TRUST & SAVINGS
  15,000   5.40%, 8/09/96                          5.41       14,999,987
           HESSISCHE LANDESBANK
   8,000   5.70%, 4/29/97                          5.80        7,993,484


1



STATEMENT OF NET ASSETS (CONTINUED)                     ALLIANCE MONEY RESERVES
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY+                              YIELD          VALUE
------------------------------------------------------------------------
           NATIONAL BANK OF DETROIT
$ 15,000   5.43%, 8/26/96                          5.42%    $ 15,000,230
           NORINCHUKIN BANK
  15,000   5.56%, 7/10/96                          5.55       15,000,037
           SANWA BANK
   8,000   5.44%, 7/12/96                          5.43        8,000,024
           SUMITOMO BANK
   5,000   5.40%, 7/02/96                          5.39        5,000,002

           Total Certificates of Deposit
           (amortized cost $188,960,761)                     188,960,761

           CORPORATE OBLIGATIONS-6.0%
           BETA FINANCE CORP.
  20,000   5.41%, 9/25/96 FRN*                     5.38       20,000,000
  10,000   5.92%, 6/06/97*                         6.00        9,992,808
           GOLDMAN SACHS GROUP L.P.
  15,000   5.49%, 9/13/96 FRN                      5.45       15,000,000

           Total Corporate Obligations
           (amortized cost $44,992,808)                       44,992,808

           U.S. GOVERNMENT AND AGENCIES-5.3%
           FEDERAL HOME LOAN BANK
  20,000   5.27%, 11/13/96 FRN                     5.34%      19,994,992
  20,000   5.30%, 10/16/96 FRN                     5.43       19,992,882

           Total U.S. Government and Agencies
           (amortized cost $39,987,874)                       39,987,874

           BANK OBLIGATION-2.7%
           MORGAN GUARANTY TRUST CO.
  20,000   5.50%, 1/08/97
           (amortized cost $20,000,000)            5.50       20,000,000

           TOTAL INVESTMENTS-100.4%
           (amortized cost $757,390,267)                     757,390,267
           Other assets less liabilities-(0.4%)               (2,803,241)

           NET ASSETS-100%
           (offering and redemption price
           of $1.00 per share; 755,778,960
           shares outstanding)                              $754,587,026


+ All securities either mature or their interest rate changes in one year or less.

*  Restricted securities (see Note F).

Glossary:
FRN - Floating Rate Note

See notes to financial statements.


2



STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 1996                                ALLIANCE MONEY RESERVES
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                         $109,962,397

EXPENSES
  Advisory fee (Note B)                              $ 9,368,272
  Distribution assistance and administrative
    service (Note C)                                   6,540,575
  Transfer agency (Note B)                             2,128,127
  Registration fees                                      379,053
  Custodian fees                                         306,336
  Printing                                               178,808
  Audit and legal fees                                    14,420
  Trustees' fees                                          13,319
  Miscellaneous                                           52,202
  Total expenses                                      18,981,112
  Less: fee waiver                                       (44,596)
                                                                     18,936,516
  Net investment income                                              91,025,881

REALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                      219,665

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $ 91,245,546



STATEMENTS OF CHANGES IN NET ASSETS
_______________________________________________________________________________

                                                 YEAR ENDED        YEAR ENDED
                                                JUNE 30,1996      JUNE 30,1995
                                              ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income                       $    91,025,881   $   89,987,079
  Net realized gain (loss) on investments             219,665         (479,849)
  Net increase in net assets from operations       91,245,546       89,507,230

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                           (91,025,881)     (89,987,079)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net increase (decrease) (Note E)             (1,755,232,623)     714,092,254
  Total increase (decrease)                    (1,755,012,958)     713,612,405

NET ASSETS
  Beginning of year                             2,509,599,984    1,795,987,579
  End of year                                 $   754,587,026   $2,509,599,984


See notes to financial statements.



3



NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1996                                           ALLIANCE MONEY RESERVES
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Capital Reserves (the "Trust") is an open-end diversified investment company registered under the Investment Company Act of 1940. The Trust consists of two portfolios: Alliance Capital Reserves and Alliance Money Reserves (the "Portfolio"). Each portfolio is considered to be a separate entity for financial reporting and tax purposes. As a matter of fundamental policy, each Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities all of which, at the time of investment, have remaining maturities of 397 days or less. The following is a summary of significant accounting policies followed by the Portfolio.

1. VALUATION OF SECURITIES
Securities in which the Portfolio invests are traded primarily in the over-the-counter market and are valued at amortized cost, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to maturity.

2. TAXES
It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to its shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. DIVIDENDS
The Portfolio declares dividends daily and automatically reinvests such dividends in additional shares at net asset value. Net realized capital gains on investments, if any, are expected to be distributed near year end.

4. GENERAL
Interest income is accrued as earned. Security transactions are recorded on a trade date basis. Realized gain (loss) from security transactions is recorded on the identified cost basis.

NOTE B: ADVISORY FEE AND TRANSACTIONS WITH AN AFFILIATE OF THE ADVISER
The Portfolio pays its Adviser, Alliance Capital Management L.P., an advisory fee at the annual rate of .50 of 1% on the first $1.25 billion of average daily net assets; .49 of 1% on the next $.25 billion; .48 of 1% on the next $.25 billion; .47 of 1% on the next $.25 billion; .46 of 1% on the next $1 billion; and .45 of 1% in excess of $3 billion. The Adviser has agreed to reimburse the Portfolio to the extent that its aggregate expenses (excluding taxes, brokerage, interest and, where permitted, extraordinary expenses) exceed 1% of its average daily net assets for any fiscal year. No reimbursement was required for the year ended June 30, 1996. The Portfolio compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $1,075,605 for the year ended June 30, 1996.

NOTE C: DISTRIBUTION ASSISTANCE AND ADMINISTRATIVE SERVICES PLAN
Under this plan, the Portfolio pays the Adviser a distribution fee at the annual rate of up to .25 of 1% of the average daily value of the Portfolio's net assets. The Plan provides that the Adviser will use amounts payable under the Plan in their entirety for (i) payments to broker-dealers and other financial intermediaries, including the Portfolio's distributor, for distribution assistance and payments to banks and other depository institutions for administrative and accounting services and (ii) otherwise promoting the sale of shares of the Portfolio. For the year ended June 30, 1996 the Portfolio incurred fees of $4,743,763 of which $44,596 was waived. In addition, the Portfolio reimbursed certain broker-dealers for administrative costs incurred in connection with providing shareholder services, accounting and bookkeeping, and legal and compliance support. For the year ended June 30, 1996 such payments by the Portfolio amounted to $1,796,812 of which $139,000 was paid to the Adviser.

NOTE D: INVESTMENT TRANSACTIONS
At June 30, 1996, the cost of portfolio securities for federal income tax purposes was the same as the cost for financial reporting purposes. At June 30, 1996, the Portfolio had a capital loss carryforward of $1,191,934 of which $574,618 expires in 1999, $72,812 expires in 2001, $64,655 expires in 2002 and
$479,849 expires in 2003.


4



                                                        ALLIANCE MONEY RESERVES
_______________________________________________________________________________

NOTE E: TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
An unlimited number of shares ($.001 par value) are authorized. At June 30, 1996, capital paid-in aggregated $755,778,960. Transactions, all at $1.00 per share, were as follows:

                                                  YEAR ENDED       YEAR ENDED
                                                JUNE 30, 1996    JUNE 30, 1995
                                               ---------------  ---------------
Shares sold                                     7,775,799,887    8,315,302,942
Shares issued on reinvestments of dividends        91,025,881       89,987,079
Shares redeemed                                (9,622,058,391)  (7,691,197,767)
Net increase (decrease)                        (1,755,232,623)     714,092,254


NOTE F: RESTRICTED SECURITIES
The following securities are restricted as to resale except among qualified institutional investors such as the Portfolio.

                                            DATE                    % OF NET
SECURITY                                  ACQUIRED     VALUE         ASSETS
--------------------------------------   ---------   -----------   ---------
Beta Finance Corp., 5.41%, 9/25/96 FRN    9/25/95    $20,000,000      2.65%
Beta Finance Corp., 5.92%, 6/06/97        6/07/96      9,992,808      1.32
                                                     -----------   ---------
                                                     $29,992,808      3.97%


NOTE G: FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each year.

                                                       YEAR ENDED JUNE 30,
                                       -----------------------------------------------
                                         1996      1995      1994      1993      1992
                                       -------  --------  --------  --------  --------
Net asset value, beginning of year      $1.00     $1.00     $1.00     $1.00     $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                    .047      .045      .025      .027      .044

LESS: DISTRIBUTIONS
Dividends from net investment income    (.047)    (.045)    (.025)    (.027)    (.044)
Net asset value, end of year            $1.00     $1.00     $1.00     $1.00     $1.00

TOTAL RETURN
Total investment return based on:
  net asset value (a)                    4.81%     4.50%     2.57%     2.71%     4.47%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year(in millions)     $755    $2,510    $1,795    $1,626    $1,412
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                       1.00%     1.00%     1.00%     1.00%     1.00%
  Expenses, before waivers and
    reimbursements                       1.00%     1.04%     1.09%     1.04%     1.04%
  Net investment income (b)              4.80%     4.53%     2.55%     2.67%     4.33%


(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

(b)  Net of expenses reimbursed or waived by the Adviser.


5



INDEPENDENT AUDITOR'S REPORT                            ALLIANCE MONEY RESERVES
_______________________________________________________________________________

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS ALLIANCE MONEY RESERVES PORTFOLIO

We have audited the accompanying statement of net assets of Alliance Money Reserves Portfolio as of June 30, 1996 and the related statements of operations, changes in net assets, and financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1996, by correspondence with the custodian.

An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Money Reserves Portfolio as of June 30, 1996, and the results of its operations, changes in its net assets, and its financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

McGladrey & Pullen, LLP
New York, New York
July 26, 1996


6

                             PART C
                        OTHER INFORMATION

ITEM 24. Financial Statements and Exhibits for Each Portfolio of the Fund.

(a)      Financial Highlights

         Included in the Prospectuses:

         Financial Information

         Included in the Statements of Additional Information:


         Statement of Net Assets, June 30, 1996
         Statement of Operations, June 30, 1996
         Statement of Changes in Net Assets for the years ended
           June 30, 1995 and June 30, 1996
         Notes to Financial Highlights, June 30, 1996
         Report of Independent Auditors


         Included in Part C of the Registration Statement

         All other schedules are omitted as the required information is inapplicable

    (b)  Exhibits

         (1)  Declaration of Trust - Incorporated by reference to
              Exhibit 1 to Post-Effective Amendment No. 13 of Registration Statement on Form N-1A (File No. 2-61564) (the "Registrant's Form N-1A"), filed November 1, 1984.

         (2)  By-Laws - Incorporated by reference to Exhibit 2 to
              Post-Effective Amendment No. 13 of the Registrant's
              Form N-1A, filed November 1, 1984.

         (3)  Not applicable.

         (4) (a) Specimen form of Share Certificate for Alliance Capital Reserves - Incorporated by reference to Exhibit No. 4 to Post-Effective Amendment No. 19 of the Registrant's Form N1-A, filed October 31, 1988.

              (b)  Specimen form of Share Certificate for
              Alliance Money Reserves - Incorporated by reference to Exhibit No. 46 to Post-Effective Amendment No.

              22 of the Registrant's Form N1-A, filed August 31,
              1990.

         (5)  (a)  Copy of Advisory Agreement between the
              Registrant and Alliance Capital Management L.P., as amended on November 6, 1990 - Incorporated by reference to Exhibit 5 to Post-Effective Amendment
              No. 24 of the Registrant's Form N1-A, filed
              October 28, 1991.

         (5)  (b)  Copy of Advisory Agreement between the
              Registrant and Alliance Capital Management L.P. -
              Incorporated by reference to Exhibit 5(b) to Post-
              Effective Amendment No. 25 of the Registrant's Form
              N1-A, filed September 3, 1992.

         (6) Copy of Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc., as amended on November 6, 1990 - Incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 24 of the Registrant's Form N1-A, filed
              October 28, 1991.

         (7)  Not applicable.

         (8) Copy of Custodian Contract between the Registrant and State Street Bank and Trust Company incorporated by reference to Exhibit No. 8 to Post-Effective Amendment No. 19 of the Registrant's
              Form N1-A, filed October 31, 1988.

         (9) Copy of Transfer Agency Agreement between the Registrant and Alliance Fund Services, Inc. - Incorporated by reference to Exhibit No. 9 to Post-Effective Amendment No. 20 of the Registrant's Form N1-A, filed December 16, 1988.

         (10) Not applicable.

         (11) Consent of Independent Auditors - Filed herewith.

         (12) Not applicable.

         (13) Not applicable.

         (14) Not applicable.

         (15) Rule 12b-1 Plan - See Exhibit 6 hereto.

         (16) Schedule of Computation of Performance Quotation Provided in Response to Item 22 - Incorporated by reference to Exhibit No. 16 to Post-Effective Amendment No. 25 of the Registrant's Form N1-A, filed on September 3, 1992.

         (27) Financial Data Schedule - Filed herewith.

         Other Exhibits:

              Powers of Attorney of: Dave H. Williams, John D. Carifa, Charles H.P. Duell, William H. Foulk, Jr., Alfred Lee Loomis, III, Elizabeth J. McCormack, David K. Storrs, John Winthrop - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 19 of the Registrant's Form N1-A, filed on October 31, 1988.

              Powers of Attorney of:  Sam Y. Cross and Shelby
              White - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 25 of the
              Registrant's Form N1-A, filed on September 3, 1992.


              Powers of Attorney of:  John D. Carifa, Sam Y.
              Cross, Charles H.P. Duell, William H. Foulk, Jr.,
              Elizabeth J. McCormack, David K. Storrs, Shelby
              White, Dave H. Williams - Filed herewith


ITEM 25. Persons Controlled by or Under Common Control with
         Registrant.

         None.


ITEM 26. Number of Holders of Securities.

         Registrant had, as of October 16, 1996, record holders of shares of Beneficial Interest as follows:

              Alliance Capital Reserves   298,666
              Alliance Money Reserves      25,459


ITEM 27. Indemnification.

         It is the Registrant's policy to indemnify its trustees and officers, employees and other agents as set forth in
         Article V of Registrant's Agreement and Declaration of Trust, filed as Exhibit 1 in response to Item 24 and
         Section 7 of the Distribution Agreement filed as Exhibit 6 in response to Item 24, all as set forth below. The liability of the Registrant's trustees and officers is also dealt with in Article V of Registrant's Agreement and Declaration of Trust. The Adviser's liability for loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement filed as Exhibit 5 in response to Item 24, as set forth below.

         Article V of Registrant's Agreement and Declaration of
         Trust reads as follows:

         Section 5.1 - No Personal Liability of Shareholders,
         Trustees, etc.
         No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property, including the property of any series of the Trust, or the acts, obligations or affairs of the Trust or any series thereof. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or applicable series thereof or its Shareholders, in connection with Trust Property or the property of any series thereof or the affairs of the Trust or any series thereof, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and all such Persons shall look solely to the Trust Property or the property of the appropriate series of the Trust for satisfaction of claims of any nature arising in connection with the affairs of the Trust or any series thereof. If any Shareholder, Trustee, officer, employee or agent, as such, of the Trust is made a party to any suit or proceeding to enforce any such liability, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability, provided that any such expenses shall be paid solely out of the funds and property of the series of the Trust with respect to which such Shareholder's Shares are issued. The rights accruing to a Shareholder under this Section 5.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though no specifically provided herein.

         Section 5.2 - Non-Liability of Trustees, etc. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties.

         Section 5.3 - Indemnification.
         (a) The Trustees shall provide for indemnification by the Trust (or by the appropriate series thereof) of every person who is, or has been, a Trustee or officer of the Trust against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof, in such manner as the Trustees may provide from time to time in the By-Laws.

         (b)  The words "claim," "action," "suit," or
         "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

         Section 5.4 - No Bond Required of Trustees. No Trustee shall be obligated to give any bond or other security for performance of any of his duties hereunder.

         Section 5.5 - No Duty of Investigation; Notice in Trust Instruments, Insurance. No purchaser, lender, transfer agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under the Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees shall recite that the same is executed or made by them not individually, but as Trustees under the Declaration, and that the obligations of any such instrument are not binding upon any of the Trustees or Shareholders, individually, but bind only the Trust Property or the property of the appropriate series of the Trust, and may contain any further recital which they or he may deem appropriate, but the omission of such recital shall not operate to bind the Trustees or Shareholders individually. The Trustees shall at all times maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

         Section 5.6 - Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel or upon reports made to the Trust by any of its officers or employees or by the Investment Adviser, the Distributor, Transfer Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

         The Advisory Agreement between Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreement for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect, or purport to protect, Alliance Capital Management L.P. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations and duties thereunder.

         The Distribution Agreement between the Registrant and Alliance Fund Distributors, Inc. provides that the Registrant will indemnify, defend and hold Alliance Fund Distributors, Inc., and any person who controls it within the meaning of Section 15 of the Investment Company Act of 1940, free and harmless from and against any and all claims, demands, liabilities and expenses which Alliance Fund Distributors, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement or Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in or necessary to make the statements in either thereof not misleading; provided, however that nothing therein shall be so construed as to protect Alliance Fund Distributors, Inc. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations and duties thereunder.

         The foregoing summaries are qualified by the entire text of Registrant's Agreement and Declaration of Trust, the Advisory Agreement between Registrant and Alliance Capital Management L.P. and the Distribution Agreement between Registrant and Alliance Fund Distributors, Inc.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         In accordance with Release No. IC-11330 (September 2,
         1980) the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or
         (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial- type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

         The Registrant participates in a joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors would be covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company.

ITEM 28. Business and Other Connections of Investment
         Adviser.

         The descriptions of Alliance Capital Management L.P.
         under the caption "The Adviser" in the Prospectus and "Management of the Fund" in the Prospectus and in the

         Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

         The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.


ITEM 29. Principal Underwriters.

         (a)  Alliance Fund Distributors, Inc., the Registrant's
              Principal Underwriter in connection with the sale of shares of the Registrant, also acts as Principal
              Underwriter or Distributor for the following investment companies:

                   ACM Institutional Reserves, Inc.
                   AFD Exchange Reserves
                   Alliance All-Asia Investment Fund, Inc.
                   Alliance Balanced Shares, Inc.
                   Alliance Bond Fund, Inc.
                   Alliance Capital Reserves
                   Alliance Developing Markets Fund, Inc.
                   Alliance Global Dollar Government Fund, Inc.
                   Alliance Global Small Cap Fund, Inc.
                   Alliance Global Strategic Income Trust, Inc.
                   Alliance Government Reserves
                   Alliance Growth and Income Fund, Inc.
                   Alliance Income Builder Fund, Inc.
                   Alliance International Fund
                   Alliance Limited Maturity Government Fund,
                     Inc.
                   Alliance Money Market Fund
                   Alliance Mortgage Securities Income Fund, Inc. Alliance Multi-Market Strategy Trust, Inc. Alliance Municipal Income Fund II
                   Alliance Municipal Income Fund, Inc.
                   Alliance Municipal Trust
                   Alliance New Europe Fund, Inc.
                   Alliance North American Government Income
                     Trust, Inc.
                   Alliance Premier Growth Fund, Inc.
                   Alliance Quasar Fund, Inc.
                   Alliance Real Estate Investment Fund, Inc.
                   Alliance Regent Sector Opportunity Fund, Inc. Alliance Short-Term Multi-Market Trust, Inc.

                   Alliance Technology Fund, Inc.
                   Alliance Utility Income Fund, Inc.
                   Alliance Variable Products Series Fund, Inc.
                   Alliance World Income Trust, Inc.
                   Alliance Worldwide Privatization Fund, Inc.
                   Fiduciary Management Associates
                   The Alliance Fund, Inc.
                   The Alliance Portfolios


         (b) The following are the Directors and Officers of Alliance Fund Distributors, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.


Name                     Positions and          Positions and
                         Offices With           Offices With
                         Underwriter            Registrant

Michael J. Laughlin      Chairman

Robert L. Errico         President

Edmund P. Bergan, Jr.    Senior Vice President, Secretary
                         General Counsel
                         and Secretary

Daniel J. Dart           Senior Vice President

Richard A. Davies        Senior Vice President,
                         Managing Director

Byron M. Davis           Senior Vice President

Kimberly A. Gardner      Senior Vice President

Geoffrey L. Hyde         Senior Vice President

Richard E. Khaleel       Senior Vice President

Barbara J. Krumsiek      Senior Vice President

 Stephen R. Laut         Senior Vice President

Daniel D. McGinley       Senior Vice President

Dusty W. Paschall        Senior Vice President

Antonios G. Poleondakis  Senior Vice President

Gregory K. Shannahan     Senior Vice President

Joseph F. Sumanski       Senior Vice President

Peter J. Szabo           Senior Vice President

Nicholas K. Willett      Senior Vice President

Richard A. Winge         Senior Vice President

Jamie A. Atkinson        Vice President

Benji A. Baer            Vice President

Warren W. Babcock III    Vice President

Kenneth F. Barkoff       Vice President

William P. Beanblossom   Vice President

Jack C. Bixler           Vice President

Casimir F. Bolanowski    Vice President

Kevin T. Cannon          Vice President

William W. Collins, Jr.  Vice President

Leo H. Cook              Vice President

Richard W. Dabney        Vice President

John F. Dolan            Vice President

Mark J. Dunbar           Vice President

Sohaila S. Farsheed      Vice President

Linda A. Finnerty        Vice President

William C. Fisher        Vice President

Robert M. Frank          Vice President

Gerard J. Friscia        Vice President &
                         Controller

Andrew L. Gangolf        Vice President and     Assistant
                         Assistant General      Secretary
                         Counsel

Mark D. Gersten          Vice President         Treasurer and
                                                Chief Financial
                                                Officer

Joseph W. Gibson         Vice President

Troy L. Glawe            Vice President

Herbert H. Goldman       Vice President

James E. Gunter          Vice President

Alan Halfenger           Vice President

Daniel M. Hazard         Vice President

George R. Hrabovsky      Vice President

Valerie J. Hugo          Vice President

Thomas K. Intoccia       Vice President

Robert H. Joseph, Jr.    Vice President
                         and Treasurer

Richard D. Keppler       Vice President

Sheila F. Lamb           Vice President

Donna M. Lamback         Vice President

Thomas Leavitt, III      Vice President

James M. Liptrot         Vice President

James P. Luisi           Vice President

Shawn P. McClain         Vice President

Christopher J. MacDonald Vice President

Michael F. Mahoney       Vice President

Maura A. McGrath         Vice President

Matthew P. Mintzer       Vice President

Joanna D. Murray         Vice President

Nicole Nolan-Koester     Vice President

Daniel J. Phillips       Vice President

Robert T. Pigozzi        Vice President

James J. Posch           Vice President

Robert E. Powers         Vice President

Domenick Pugliese        Vice President and     Assistant
                         Associate General      Secretary
                         Counsel

Bruce W. Reitz           Vice President

Dennis A. Sanford        Vice President

Raymond S. Sclafani      Vice President

Richard J. Sidell        Vice President

J. William Strott, Jr.   Vice President

Richard E. Tambourine    Vice President

Joseph T. Tocyloski      Vice President

Neil S. Wood             Vice President

Emilie D. Wrapp          Vice President and     Assistant
                         Special Counsel        Secretary

Maria L. Carreras        Assistant Vice
                         President

John W. Cronin           Assistant Vice
                         President

Leon M. Fern             Assistant Vice
                         President

William B. Hanigan       Assistant Vice
                         President

John C. Hershock         Assistant Vice
                         President

James J. Hill            Assistant Vice
                         President

Kalen H. Holliday        Assistant Vice
                         President

Edward W. Kelly          Assistant Vice
                         President

Nicholas J. Lapi         Assistant Vice
                         President

Patrick Look             Assistant Vice
                         President &
                         Assistant
                         Treasurer

Thomas F. Monnerat       Assistant Vice
                         President

Jeanette M. Nardella     Assistant Vice
                         President

Carol H. Rappa           Assistant Vice
                         President

Lisa Robinson-Cronin     Assistant Vice
                         President

Robert M. Smith          Assistant Vice
                         President

Wesley S. Williams       Assistant Vice
                         President

Mark R. Manley           Assistant Secretary


         (c)  Not applicable.

ITEM 30. Location of Accounts and Records.

         The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Fund Services, Inc. 500 Plaza Drive, Secaucus, New Jersey 07094 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, 225 Franklin Street, Boston,

         Massachusetts 02110. All other records so required to be maintained are maintained at the offices of Alliance
         Capital Management L.P., 1345 Avenue of the Americas,
         New York, New York 10105.

ITEM 31. Management Services.

         Not applicable.

ITEM 32. Undertakings.

         The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest report to shareholders, upon request and without charge.

                            SIGNATURE

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 29th day of October 1996.


                             ALLIANCE CAPITAL RESERVES
                             by/s/ Ronald M. Whitehill
                                  Ronald M. Whitehill
                                       President


         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


    Signature                Title          Date

1)  Principal
    Executive Officer

    /s/ Ronald M. Whitehill  President      October 29, 1996
     Ronald M. Whitehill


2)  Principal Financial and
    Accounting Officer

    /s/ Mark D. Gersten      Treasurer and  October  29, 1996
      Mark D. Gersten        Chief Financial
                             Officer

3)  All of the Trustees

    John D. Carifa           Elizabeth J.McCormack
    Sam Y. Cross             David K. Storrs
    Charles H.P. Duell       Shelby White
    William H. Foulk, Jr.    Dave H. Williams

    by/s/ Edmund P. Bergan, Jr.             October 29, 1996
    (Attorney-in-fact)
    Edmund P. Bergan, Jr.

                        Index to Exhibits


                                                Page



    (11) Consent of Independent Auditors

    (27) Financial Data Schedule


    Other Exhibits
    Power of Attorney for
    John D. Carifa
    Sam Y. Cross
    Charles H.P. Duell
    William H. Foulk, Jr.
    Elizabeth J. McCormack
    David K. Storrs
    Shelby White
    Dave H. Williams

                                                 Exhibit 11




                 Consent of Independent Auditors















































                              C-19
00250122.AE3